Exhibit 4.11

CONFIDENTIAL TREATMENT REQUESTED

Certain portions of this document have been omitted pursuant to a request for Confidential Treatment and, where applicable, have been marked with “[***]” to indicate where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

FTE Solar I, LLC

Issuer

and

U.S. Bank National Association

Indenture Trustee

Indenture

Dated as of January 9, 2015

FTE Solar I, LLC

Solar Loan Backed Variable Funding Notes

Class A Notes and Class B Notes

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This Indenture (as amended or supplemented from time to time, the "Indenture") is dated as of January 9, 2015 between FTE Solar I, LLC, a limited liability company organized under the laws of the State of Delaware, as issuer (the "Issuer"), and U.S. Bank National Association, a national banking association, not in its individual capacity but solely in its capacity as indenture trustee (together with its successors and assigns in such capacity, the "Indenture Trustee").

PRELIMINARY STATEMENT

Pursuant to this Indenture, there is hereby duly authorized the execution and delivery of two classes of notes designated as the Issuer's Solar Loan Backed Variable Funding Notes Class A (the "Class A Notes") and the Issuer’s Solar Loan Backed Variable Funding Notes, Class B (the "Class B Notes").  All covenants and agreements made by the Issuer herein are for the benefit and security of the Holders of the Notes.  The Issuer is entering into this Indenture, and the Indenture Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

GRANTING CLAUSE

The Issuer hereby Grants to the Indenture Trustee, for the benefit of the Holders of the Notes and the Hedge Counterparties, as their interests may appear, all of the rights, title, interest and benefits of the Issuer whether now existing or hereafter arising in and to: (a) on each Funding Date by delivery of a Supplemental Grant, all Solar Loans identified on the applicable Schedule of Solar Loans and all other Conveyed Property acquired by the Issuer pursuant to the Sale and Contribution Agreement in connection therewith; (b) all rights and remedies under the Sale and Contribution Agreement, the Servicing Agreement, the Management Agreement, the Manager/Servicer Transition Agreement, the Custodial Agreement, the Parent Guaranty, the Account Control Agreement, any Hedge Agreement and all other Transaction Documents; (c) amounts deposited from time to time into the Lockbox Account, the Collection Account, the Liquidity Reserve Account, the Inverter Replacement Reserve Account and all Eligible Investments in each such account; (d) the proceeds of any and all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other property; and (e) all other assets of the Issuer, but in all cases expressly excluding any Marketable RECs  (collectively, the "Trust Estate").

Such Grants are made in trust, to secure payments of amounts due with respect to the Notes ratably and without prejudice, priority or distinction between the Notes, and to secure: (i) the payment of all amounts on the Notes as such amounts become due in accordance with their terms; (ii) the payment of all amounts due to any Hedge Counterparty under the related Hedge Agreement, (iii) the payment of all other sums payable in accordance with the provisions of this Indenture; and (iv) compliance with the provisions of this Indenture, all as provided in this Indenture.

The Indenture Trustee acknowledges such Grants, accepts the trusts hereunder in accordance with the provisions of this Indenture, and agrees to perform the duties herein required pursuant to the terms and provisions of this Indenture and subject to the conditions hereof.

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Article 1

Definitions

Section 1.01General Definitions and Rules of Construction

.  Except as otherwise specified or as the context may otherwise require, capitalized terms used in this Indenture shall have the respective meanings given to such terms in the Standard Definitions attached hereto as Annex A, which is hereby incorporated by reference into this Indenture as if set forth fully in this Indenture.  The rules of construction set forth in Annex A shall apply to this Indenture and are hereby incorporated by reference into this Indenture as if set forth fully in this Indenture.

Section 1.02Calculations

.  Calculations required to be made pursuant to this Indenture shall be made on the basis of information or accountings as to payments on each Note furnished by the Servicer.  Except to the extent they are incorrect on their face, such information or accountings may be conclusively relied upon in making such calculations, but to the extent that it is later determined that any such information or accountings are incorrect, appropriate corrections or adjustments will be made.

Article 2

The Notes; Reconveyance

Section 2.01General

.  (a) The Notes shall be issued on the Closing Date and shall be designated the Class A Notes and the Class B Notes.  Each Noteholder, by acceptance of the Notes, (i) agrees to be subject to the rights and obligations set forth hereunder and (ii) has appointed the Administrative Agent to instruct the Indenture Trustee to act on the Noteholders’ behalf in accordance with Article V of the Note Purchase Agreement.

(b)All payments of principal and interest with respect to the Notes shall be made only from the Trust Estate on the terms and conditions specified herein.  Each Noteholder, by its acceptance of the Notes, agrees that, subject to the obligations of the Originator to pay the Repurchase Price for any Defective Solar Loan and the indemnification obligations provided for herein, in the Sale and Contribution Agreement, the Servicing Agreement, the Management Agreement and the Note Purchase Agreement, it will have recourse solely against such Trust Estate and such payment and indemnification obligations.

(c)Except as otherwise provided herein, all Notes shall be substantially identical in all respects.  Except as specifically provided herein, all Notes issued, authenticated and delivered under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture.

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(d)The Aggregate Outstanding Note Balance of the Notes that may be executed by the Issuer and authenticated and delivered by the Indenture Trustee and Outstanding at any given time under this Indenture is limited to the Facility Limit and the Outstanding Note Balance of the Class A Notes and the Class B Notes is limited to $160,000,000 and $40,000,000, respectively.  The outstanding principal amount of a Note held by any single Purchaser Group is limited to the Purchaser  Commitment Amount for such Purchaser Group.

(e)Holders of the Notes shall be entitled to payments of interest and principal as provided herein.  Each Class of Notes shall have a final maturity on the Maturity Date.  All Notes of the same Class shall be secured on parity with one another, with no Note of any Class having any priority over any other Note of that same Class.

(f)The Notes that are authenticated and delivered to the Noteholders by the Indenture Trustee upon an Issuer Order on the Closing Date shall be dated as of the Closing Date.  Any Note issued later in exchange for, or in replacement of, any Note issued on the Closing Date shall be dated the date of its authentication.

(g)The Class A Notes and Class B Notes are issuable in the minimum denominations of $1,000,000 and integral multiples of $1,000 in excess thereof; provided that one Note of such Class may be issued in an additional amount equal to any remaining portion of the Initial Outstanding Note Balance of such Class.

Section 2.02Forms of Notes

. The Notes shall be designated as the "FTE Solar I, LLC, Solar Loan Backed Variable Funding Notes".  The Notes shall be in substantially the form set forth in Exhibit A-1 or Exhibit A-2, as applicable, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the Issuer, as evidenced by its execution thereof.

The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

The Notes shall be issued in definitive form only.  One Note shall initially be issued for each Purchaser Group and be registered in the name of the related Funding Agent.  One Note shall be issued for each Non-Conduit Committed Purchaser, if any, and be registered in the name of the Non-Conduit Committed Purchaser itself.  Each Note shall be dated the date of its authentication.  The terms of the Notes are set forth in Exhibit A-1 and Exhibit A-2, and are part of the terms of this Indenture.

The Issuer may request an Increase pursuant to Section 2.2 of the Note Purchase Agreement, and in connection therewith the Issuer may purchase Additional Solar Loans from

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the Originator pursuant to Section 8.01 and Section 5 of the Sale and Contribution Agreement and may add such Additional Solar Loans to the Trust Estate pursuant to Section 8.02.

Section 2.03Payment of Principal and Interest

.  (a) Principal payments on the Notes will be made on each Payment Date to the Noteholders as of the related Record Date pursuant to the provision of Section 5.05.  The remaining Aggregate Outstanding Note Balance, if any, shall be payable no later than the Maturity Date.

(b)On each Payment Date, the Class A Interest Distribution Amounts and the Class B Interest Distribution Amounts for such Payment Date will be distributed to the registered Noteholders of the applicable Class of Notes as of the related Record Date in accordance with the Priority of Payments.

Section 2.04Payments to Noteholders

.  (a) Noteholders of each Class shall, subject to the priorities and conditions set forth in Section 5.05, be entitled to receive payments of interest and principal on each Payment Date.  Any payment of interest or principal payable with respect to the Notes on the applicable Payment Date shall be made to the Person in whose name such Note is registered on the Record Date for such Payment Date in the manner provided in Section 5.07.

(b)All reductions in the principal balance of a Note (or one or more Predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note.

Section 2.05Execution, Authentication, Delivery and Dating

.  (a) The Notes shall be executed by the Issuer.  The signature of such Authorized Officer on the Notes may be manual or facsimile.  Notes bearing the manual or facsimile signature of any individual who was, at the time of execution thereof, an Authorized Officer of the Issuer shall bind the Issuer, notwithstanding the fact that such individual ceased to hold such office prior to the authentication and delivery of such Notes or did not hold such office at the date of issuance of such Notes.

(b)On the Closing Date, the Issuer shall, and at any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed by the Issuer to the Indenture Trustee for authentication, and the Indenture Trustee, upon receipt of the Notes and of an Issuer Order, shall authenticate and deliver such Notes; provided, however, that the Indenture Trustee shall not authenticate the Notes on the Closing Date unless and until it shall have received the documents listed in Section 2.12.

(c)Each Note authenticated and delivered by the Indenture Trustee to or upon an Issuer Order on or prior to the Closing Date shall be dated the Closing Date.  All other

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Notes that are authenticated after the Closing Date for any other purposes under the Indenture shall be dated the date of their authentication.

(d)Notes issued upon transfer, exchange or replacement of other Notes shall be issued in authorized denominations reflecting the Commitment so transferred, exchanged or replaced, but shall represent only the Outstanding Note Balance so transferred, exchanged or replaced.  In the event that any Note is divided into more than one Note in accordance with this Article 2, such Outstanding Note Balance shall be divided among the Notes delivered in exchange therefor.

(e)No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication, substantially in the form provided for herein, executed by the Indenture Trustee by the manual signature of a Responsible Officer of the Indenture Trustee, and such executed certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered.

Section 2.06[Reserved]

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Section 2.07Registration, Registration of Transfer and Exchange

.  (a) The Indenture Trustee (in such capacity, the "Note Registrar") shall cause to be kept at its Corporate Trust Office a register (the "Note Register"), in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of the Notes and the registration of transfers of such Notes.

(a)Each Person who has or who acquires any Ownership Interest in a Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of this Section 2.07 and Section 2.08.

(b)Any Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed.  All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same rights, and entitled to the same benefits under this Indenture, as the Class of Notes surrendered upon such registration of transfer or exchange.  No service charge shall be made for any registration of transfer or exchange of Notes, but the Issuer and the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge as may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.08 not involving any transfer.

Section 2.08Transfer and Exchange

.  (a) The issuance of the Notes will not be registered or qualified under the Securities Act or the securities laws of any State.  No resale or transfer of any Note may be made unless such resale or transfer is made: (i) to the Issuer or an “affiliate” (as such term is defined in Rule 144A) of the Issuer; (ii) pursuant to an effective

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registration statement under the Securities Act; or (iii) pursuant to an exemption from the registration requirements of the Securities Act (other than pursuant to Rule 144); provided, that if the Issuer or the Indenture Trustee so requests, the transferor shall deliver duly completed certificates in the form of Exhibit B; and, in each of cases (i) through (iii) in accordance with any applicable securities laws of any state of the United States and any applicable jurisdiction.  Neither the Issuer nor the Indenture Trustee is obligated to register or qualify the Notes under the Securities Act or any other securities law or to take any action not otherwise required under this Indenture to permit the transfer of any Note without registration.

(b)So long as no Amortization Event shall have occurred and be continuing, no Noteholder shall sell or assign a Note to a Person other than a Purchaser or an Affiliate of a Purchaser without the prior written consent of the Issuer, provided, however, that notwithstanding anything to the contrary herein, each Conduit may, without the prior written consent of the Issuer or the delivery of any legal opinions, certificates or other documents and without being subject to any minimum permitted transfer amount, at any time (i) sell or grant to one or more Alternate Purchasers party to the Note Purchase Agreement, its Notes or any portion thereof or participating interests or security interests, as applicable, in such Notes provided that each Alternate Purchaser shall, by any such purchase, be deemed to have acknowledged and agreed to the provisions of this Agreement and (ii) assign, pledge or grant a security interest in its interest in the Notes as provided for in Section 6.7 of the Note Purchase Agreement.

Section 2.09Mutilated, Destroyed, Lost or Stolen Notes

.  (a) If (i) any mutilated Note is surrendered to the Indenture Trustee or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by the Indenture Trustee to hold each of the Issuer and the Indenture Trustee harmless, then, in the absence of actual notice to the Issuer or the Indenture Trustee that such Note has been acquired by a protected purchaser, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver upon an Issuer Order, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note or Notes of the same tenor and Class and principal balance bearing a number not contemporaneously outstanding; provided, however, that if any such mutilated, destroyed, lost or stolen Note shall have become subject to receipt of payment in full, instead of issuing a new Note, the Indenture Trustee may make a payment with respect to such Note without surrender thereof, except that any mutilated Note shall be surrendered.  If, after the delivery of such new Note or payment with respect to a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a protected purchaser of the original Note in lieu of which such new Note was issued presents for receipt of payments such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such new Note (or such payment) from the Person to whom it was delivered or any Person taking such new Note from such Person, except a protected purchaser, and each of the Issuer and the Indenture Trustee shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage or cost incurred by the Issuer or the Indenture Trustee in connection therewith.

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(b)Upon the issuance of any new Note under this Section, the Issuer or the Indenture Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

(c)Every new Note issued pursuant to this Section 2.09 in lieu of any destroyed, lost or stolen Note shall constitute an additional contractual obligation of the Issuer, and the destroyed, lost or stolen Note shall be at all times deemed unenforceable by anyone, and shall not be entitled to all the benefits of this Indenture.

(d)The provisions of this Section 2.09 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment with respect to mutilated, destroyed, lost or stolen Notes.

Section 2.10Persons Deemed Noteholders

.  Before due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered as the owner of such Note (a) on the applicable Record Date for the purpose of receiving payments with respect to principal and interest on such Note and (b) on any date for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by any notice to the contrary.

Section 2.11Cancellation of Notes

.  All Notes surrendered for payment, registration of transfer, exchange or prepayment shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by it.  The Issuer may at any time deliver to the Indenture Trustee for cancellation any Note previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee.  No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.11 except as expressly permitted by this Indenture.  All canceled Notes shall be held and disposed of by the Indenture Trustee in accordance with its standard retention and disposal policy.

Section 2.12Conditions to Closing

.  The Notes shall be executed, authenticated and delivered on the Closing Date in accordance with Section 2.05 and, upon receipt by the Indenture Trustee and the Administrative Agent of the following:

(a)an Issuer Order authorizing the authentication and delivery of such Notes by the Indenture Trustee;

(b)fully executed originals of the Transaction Documents;

(c)Opinions of Counsel addressed to the Indenture Trustee, the Administrative Agent and each Purchaser in form and substance satisfactory to the Indenture Trustee, the Administrative Agent and each Purchaser addressing corporate, security interest, bankruptcy and other matters;

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(d)an Officer's Certificate of an Authorized Officer of the Issuer, stating that:

(i)all representations and warranties of the Issuer made as of the Closing Date contained in the Transaction Documents are true and correct, and no defaults exist under the Transaction Documents;

(ii)the issuance of the Notes will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, this Indenture or any other Transaction Document, the Issuer Operating Agreement or any other constituent documents of the Issuer or any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject, and that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Notes have been fully satisfied; and

(iii)all conditions precedent to Closing in this Indenture and in the other Transaction Documents have been satisfied;

(e)an Officer's Certificate dated as of the Closing Date, of an Authorized Officer of the Originator that:

(i)the Originator is not in default under any of the Transaction Documents to which it is a party, and the Grant of the Trust Estate to the Indenture Trustee by the Issuer will not result in any breach of any of the terms, conditions or provisions of, or constitute a material default under, its organizational documents or any other constituent documents of it or any indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which it is a party or by which it may be bound or to which it may be subject;

(ii)all representations and warranties of it made as of the Closing Date contained in each of the Transaction Documents to which it is a party are true and correct; and

(iii)all conditions precedent to Closing in this Indenture and in the other Transaction Documents have been satisfied;

(f)a Secretary's Certificate dated as of the Closing Date of each of the Issuer, the Originator and the Manager regarding certain organizational matters and the incumbency of the signatures of the Issuer, the Originator and the Manager;

(g)presentment of all applicable UCC termination statements or partial releases (collectively, the "Termination Statements") terminating the Liens of creditors of

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the Originator or any other Person with respect to any part of the Trust Estate (except as expressly contemplated by the Transaction Documents) and the Financing Statements (which shall constitute all of the Perfection UCCs with respect to the Closing Date) to the proper Person for filing to perfect the Indenture Trustee's first priority security interest in such Trust Estate Granted on the Closing Date registered in the name of the Indenture Trustee or its nominee and agent (a copy of the file stamped Financing Statements and Termination Statements shall be delivered by the Servicer to the Indenture Trustee); and

(h)evidence that the Indenture Trustee has established the Collection Account, the Liquidity Reserve Account and the Inverter Replacement Reserve Account.

Section 2.13Principal, Interest and NPA Costs

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(a)Maturity Date.  The Notes shall mature and be fully due and payable on the Maturity Date.

(b)Voluntary Prepayment Date.  The Notes are subject to voluntary prepayment as provided in Article 6.

(c)Interest.  The Class A Interest Distribution Amount and the Class B Interest Distribution Amount for each Interest Accrual Period shall be due and payable on each Payment Date.  No later than 5:00 P.M. (New York City time), four Business Days prior to each Payment Date, the Administrative Agent shall provide notice to the Issuer, the Servicer and the Indenture Trustee of the aggregate amount of the Class A Interest Distribution Amount (if applicable), the Class B Interest Distribution Amount (if applicable) and the Unused Fees to be paid on such Payment Date; provided, that if the Class A Interest Distribution Amount and/or the Class B Interest Distribution Amount is calculated using the CP Rate, then such rate and amount may be calculated using an estimate of the CP Rate, if necessary, for the remaining days in the related Interest Accrual Period; provided, further, that if the Administrative Agent shall have used an estimate of the CP Rate to calculate the related Class A Interest Distribution Amount and/or Class B Interest Distribution Amount, as applicable, with respect to the preceding Interest Accrual Period, the Administrative Agent shall compute the actual related CP Rate and the related Class A Interest Distribution Amount and/or Class B Interest Distribution Amount, as applicable, for such Interest Accrual Period, and if the actual Class A Interest Distribution Amount and/or Class B Interest Distribution Amount, as applicable, so computed (i) is greater than the estimated Class A Interest Distribution Amount and/or Class B Interest Distribution Amount, as applicable, for such preceding Interest Accrual Period, the related Class A Interest Distribution Amount and/or Class B Interest Distribution Amount, as applicable, for the current Interest Accrual Period shall be increased by the amount of such difference and (ii) is less than the estimated Class A Interest Distribution Amount and/or Class B Interest Distribution Amount, as applicable, for such preceding Interest Accrual Period, the related Class A Interest Distribution Amount and/or Class B Interest Distribution Amount, as applicable, for the current Interest Accrual Period shall be decreased by the amount of such difference.

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(d)NPA Costs.  NPA Costs shall be due and payable to each Noteholder on each Payment Date in accordance with Section 5.05.  No later than 5:00 P.M. (New York City time), four Business Days prior to each Payment Date, the Administrative Agent shall provide notice to the Issuer, the Servicer and the Indenture Trustee of the aggregate amount of NPA Costs to be paid on such Payment Date.

Section 2.14Increases in Outstanding Note Balance

.   The Noteholders agree by acceptance of the Notes that, the Issuer may, from time to time by irrevocable written Borrowing Notice given to the Administrative Agent, the Indenture Trustee, the Manager and the Servicer and subject to the terms and conditions with respect to an Increase set forth in Section 2.2  of the Note Purchase Agreement, request that the Noteholders fund an Increase in the aggregate amount and on the date specified in the Borrowing Notice.  If the terms and conditions to the Increase set forth in the Note Purchase Agreement are satisfied or waived, then such Increase shall be funded in accordance with the Note Purchase Agreement.

Section 2.15Reduction of the Facility Limit

.   In accordance with Section 2.4(b) of the Note Purchase Agreement, the Issuer may, upon at least two Business Days' written notice to the Administrative Agent, permanently reduce, in part, the Facility Limit to (but not below) the Aggregate Outstanding Note Balance.  Any such reduction in the Facility Limit shall be in the amount of $500,000 or an integral multiple thereof and shall be applied to reduce the Purchaser Commitment Amount of each Purchaser Group and each Non-Conduit Committed Purchaser on a pro rata basis pursuant to Section 2.4(b) of the Note Purchase Agreement.

Section 2.16Access to List of Noteholders' Names and Addresses

.  The Indenture Trustee shall furnish or cause to be furnished to the Servicer within 15 days after receipt by the Indenture Trustee of a request therefor from the Servicer in writing, a list, in such form as the Servicer may reasonably require, of the names and addresses of the Noteholders as of the most recent Record Date.

Article 3

Covenants; Collateral; Representations; Warranties; Hedge Requirement

Section 3.01Performance of Obligations

.  (a) The Issuer will not take any action or permit any action to be taken by others which would release any Person from any of such Person's covenants or obligations in any Transaction Document or under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as expressly provided in this Indenture, the Transaction Documents or such other instrument or agreement.

(b)To the extent consistent with the Issuer Operating Agreement, the Issuer may contract with other Persons to assist it in performing its duties hereunder, and any performance of such duties shall be deemed to be action taken by the Issuer.  To the

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extent that the Issuer contracts with other Persons which include or may include the furnishing of reports, notices or correspondence to the Indenture Trustee, the Issuer shall identify such Persons in a written notice to the Indenture Trustee.

(c)The Issuer shall and shall require that the Originator characterize (i) the transfer of the Conveyed Property by the Originator to the Issuer pursuant to the Sale and Contribution Agreement an absolute transfer for legal purposes, (ii) the Grant of the Trust Estate by the Issuer under this Indenture as a pledge for U.S. federal income tax purposes and for financial accounting purposes, and (iii) the Notes as indebtedness for U.S. federal income tax financial accounting purposes.  In this regard, the financial statements of the Originator and its consolidated subsidiaries will show the Conveyed Property as owned by the consolidated group and the Notes as indebtedness of the consolidated group (and will contain appropriate footnotes describing the transfer to the Issuer and the pledge to the Indenture Trustee), and the U.S. federal income tax returns of the Originator and its consolidated subsidiaries will indicate that the Notes are indebtedness.  The Issuer will cause the Originator to file all required tax returns and associated forms, reports, schedules and supplements thereto in a manner consistent with such characterizations.

(d)The Issuer covenants to pay all taxes or other similar charges levied by any governmental authority with regard to the Trust Estate except to the extent that the validity or amount of such taxes is contested in good faith, via appropriate proceedings and with adequate reserves established and maintained therefor in accordance with GAAP.

(e)The Issuer hereby assumes liability for all liabilities associated with the Trust Estate or created under this Indenture, including but not limited to any obligation arising from the breach or inaccuracy of any representation, warranty or covenant of the Issuer set forth herein.  Notwithstanding the foregoing, the Issuer has and shall have no liability with respect to the payment of principal and interest on the Notes, except as otherwise provided in this Indenture.

(f)The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Transaction Documents and in the instruments and agreements included in the Trust Estate, including, but not limited to, preparing (or causing to be prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the other Transaction Documents in accordance with and within the time periods provided for herein and therein.  Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Transaction Document or any provision thereof without the consent of the Indenture Trustee (acting at the direction of the Administrative Agent).

(g)If an Event of Default or Servicer Event of Default should arise from the failure of the Servicer to perform any of its duties or obligations under the Servicing Agreement or an Event of Default or a Manager Termination Event should arise from the

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failure of the Manager to perform any of its duties or obligations under the Management Agreement, the Issuer shall take all reasonable steps available to it to remedy such failure.

(h)The Issuer shall not waive timely performance or observance by the Parent, the Manager, the Servicer or the Originator of their respective duties under the Transaction Documents if the effect thereof would adversely affect the Holders of the Notes.

Section 3.02Negative Covenants

.  In addition to the restrictions and prohibitions set forth  in Sections 3.04, 3.08 and 3.10 and elsewhere herein, the Issuer will not:

(a)sell, transfer, exchange or otherwise dispose of any portion of its interest in the Trust Estate except as expressly permitted by this Indenture;

(b)permit the validity or effectiveness of this Indenture or any Grant hereunder to be impaired, or permit the Lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby or under the Transaction Documents;

(c)permit the Lien of this Indenture not to constitute a valid first priority, perfected security interest in the Trust Estate, subject to Permitted Liens; or

(d)act in violation of its organization documents.

Section 3.03Money for Note Payments

.  (a) All payments with respect to any Notes which are to be made from amounts withdrawn from the Collection Account pursuant to Section 5.05 shall be punctually made on behalf of the Issuer by the Indenture Trustee or by a Paying Agent, and no amounts so withdrawn from an Account for payments with respect to Notes shall be paid over to the Issuer under any circumstances except as provided in this Section 3.03 and Article 5.

(b)When there shall be a Paying Agent that is not also the Note Registrar, the Issuer shall furnish, or cause the Note Registrar to furnish, no later than the fifth calendar day after each Record Date, a list, in such form as such Paying Agent may reasonably require, of the names and addresses of the Noteholders and of the number of individual Notes and the Outstanding Note Balance and Class of such Notes held by each such Noteholder.

(c)Whenever there shall be a Paying Agent other than the Indenture Trustee, the Issuer will, on or before the Business Day immediately preceding each Payment Date, direct the Indenture Trustee to deposit with such Paying Agent an aggregate sum sufficient to distribute the amounts then becoming due (to the extent funds are then available for such purpose in the Collection Account), such sums to be held in trust for the benefit of the Persons entitled thereto pursuant to this Indenture.  Any moneys

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deposited with a Paying Agent in excess of an amount sufficient to distribute the amounts then becoming due on the Notes with respect to which such deposit was made shall, upon an Issuer Order, be paid over by such Paying Agent to the Indenture Trustee for application in accordance with Article 5.

(d)The initial Paying Agent shall be the Indenture Trustee.  Any additional or successor Paying Agent shall be appointed by an Issuer Order.  The Issuer shall not appoint any Paying Agent that is not, at the time of such appointment, a depository institution or trust company incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal or State banking authorities.

(e)The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee, and if the Indenture Trustee acts as Paying Agent, it hereby so agrees, subject to the provisions of this Section 3.03, that such Paying Agent will:

(i)allocate all sums received for payment to the Holders for which it is acting as Paying Agent on each Payment Date among such Holders in the proportion specified in the applicable Monthly Servicer Report;

(ii)hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be distributed to such Persons or otherwise disposed of as provided herein and distribute such sums to such Persons as provided herein;

(iii)if such Paying Agent is not the Indenture Trustee, immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for payment with respect to the Notes if at any time it ceases to meet the standards set forth in clause (d) above required to be met by a Paying Agent at the time of its appointment;

(iv)if such Paying Agent is not the Indenture Trustee, give the Indenture Trustee notice of any Default, Event of Default, Servicer Event of Default or Manager Termination Event coming to its attention in the making of any payments required to be made with respect to the Notes for which it is acting as Paying Agent;

(v)if such Paying Agent is not the Indenture Trustee, at any time during the continuance of any such Default, Event of Default, Servicer Event of Default or Manager Termination Event, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent; and

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(vi)comply with all requirements of the Code and all Treasury Regulations promulgated thereunder with respect to the withholding from any payment made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; provided, however, that with respect to withholding and reporting requirements applicable to original issue discount (if any) on the Notes, the Paying Agent shall have first provided the calculations pertaining thereto to the Indenture Trustee.

(f)The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by an Issuer Order direct any Paying Agent, if other than the Indenture Trustee, to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same terms as those upon which such sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

(g)Any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount distributable but unclaimed with respect to any Note shall be held in a non-interest bearing trust account, and if the same remains unclaimed for two years after such amount has become due to such Noteholder, such money shall be discharged from such trust and paid to the Issuer upon an Issuer Order without any further action by any Person; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease.  The Indenture Trustee may adopt and employ, at the expense of the Issuer, any reasonable means of notification of such payment (including, but not limited to, mailing notice of such payment to Noteholders whose Notes have been called but have not been surrendered for prepayment or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or any Paying Agent, at the last address of record for each such Noteholder).

Section 3.04Restriction of Issuer Activities

.  Until the earlier of (i) the date the Indenture is terminated pursuant to Section 13.01 and (ii) the date that is 365 days after the payment by the Issuer in full of all payments on the Notes, the Issuer will not on or after the date of execution of this Indenture:

(a)except in connection with a Securitization Take-Out Transaction, engage in any business or investment activities other than those necessary for, incident to, connected with or arising out of, owning and Granting the Trust Estate to the Indenture Trustee for the benefit of the Noteholders and the Hedge Counterparties, or contemplated hereby and in the Transaction Documents; (b) except in connection with a Securitization Take-Out Transaction, incur any indebtedness secured in any manner by, or have any claim against, the Trust Estate or the Issuer other than indebtedness arising hereunder and

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in connection with the Transaction Documents and as otherwise expressly permitted in a Transaction Document; (c) incur any other indebtedness except as permitted in the Issuer Operating Agreement; (d) except in connection with a Securitization Take-Out Transaction, amend, or propose to the shareholders of the Originator for their consent any amendment of, the Issuer Operating Agreement (or, if the Issuer shall be a successor to the Person named as the Issuer in the first paragraph of this Indenture, amend, consent to amendment or propose any amendment of, the governing instruments of such successor), unless consented to by the Administrative Agent; (e) except in connection with a Securitization Take-Out Transaction or as otherwise expressly permitted by this Indenture or the Transaction Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Estate; (f) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate; (g) permit the validity or effectiveness of this Indenture to be impaired, or permit the Lien in favor of the Indenture Trustee created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby; (h) permit the Lien of this Indenture not to constitute a valid perfected first priority (other than with respect to a Permitted Lien) security interest in the Trust Estate; or (i) dissolve or liquidate in whole or in part or merge or consolidate with any other Person, other than in compliance with Section 3.10 if any Notes are Outstanding.

Section 3.05Protection of Trust Estate

.  (a) The Issuer intends the security interest Granted pursuant to this Indenture in favor of the Indenture Trustee for the benefit of the Noteholders and the Hedge Counterparties to be prior to all other Liens in respect of the Trust Estate, subject to Permitted Liens, and the Issuer shall take all actions necessary to obtain and maintain, in favor of the Indenture Trustee and the Noteholders, a first Lien on and a first priority, perfected security interest in the Trust Estate, subject to Permitted Liens.  The Issuer authorizes and shall cause to be filed a financing statement that names the Issuer as debtor and the Indenture Trustee as secured party to ensure the perfection of the interest of the Indenture Trustee in the Trust Estate (including describing the Trust Estate as "all assets of the Debtor whether now existing or hereafter acquired").  Subject to Section 3.05(f), the Issuer will from time to time prepare, execute (or authorize the filing of) and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance, and other instruments (all as presented to it in final execution form), and will take such other action as may be necessary or advisable to:

(i) provide further assurance with respect to such Grant and/or Grant more effectively all or any portion of the Trust Estate;

(ii)maintain, preserve or enforce (A) the Lien and security interest (and the priority thereof) in favor of the Indenture Trustee created by this

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Indenture and (B) the terms and provisions of this Indenture or carry out more effectively the purposes hereof;

(iii)perfect, publish notice of, or protect the validity of, any Grant made or to be made by this Indenture;

(iv)enforce any of the Trust Estate;

(v)preserve and defend title to any item comprising the Conveyed Property or other item included in the Trust Estate and the rights of the Indenture Trustee and of the Noteholders in such Conveyed Property or other item against the claims of all Persons; or

(vi)pay all taxes or assessments levied or assessed upon the Trust Estate when due.

The Issuer shall deliver or cause to be delivered to the Indenture Trustee file‑stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing.  The Issuer shall cooperate fully with the Indenture Trustee in connection with the obligations set forth above and will execute (or authorize the filing of) any and all documents reasonably required to fulfill the intent of this Section 3.05.

(b)The Issuer hereby irrevocably appoints the Indenture Trustee as its agent and attorney-in-fact (such appointment being coupled with an interest) to execute, or authorize the filing of, upon the Issuer's failure to do so, any financing statement, continuation statement or other instrument, document, certificate or agreement required pursuant to this Section 3.05; provided, however, that such designation shall not be deemed to create any duty in the Indenture Trustee to monitor the compliance of the Issuer with the foregoing covenants; and provided, further, however, that the duty of the Indenture Trustee to execute, or authorize the filing of, any instrument required pursuant to this Section 3.05 shall not require the Indenture Trustee to pay any fees, taxes or other governmental charges, shall not require it to prepare any financing statement, continuation statement or other instrument, document, certificate or agreement required pursuant to this Section 3.05 and shall arise only if the Indenture Trustee has actual knowledge of any default by the Issuer in complying with the provisions of Section 3.05(a) and the Indenture Trustee shall have previously received a file stamped copy of the related original document or financing statement and a written direction or an opinion of counsel to the Indenture Trustee specifying what filings are to be made and in what jurisdictions such filings shall be made, or if the Indenture Trustee is otherwise directed by the Administrative Agent to execute, or authorize the filing of, such instrument.  The Issuer shall cooperate with the Indenture Trustee and provide to the Indenture Trustee any information, documents or instruments with respect to such financing statement, continuation statement or other instrument that the Indenture Trustee may reasonably require.  For purposes of this Section 3.05(b), the Indenture Trustee will

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be deemed to have actual knowledge of any such default if a Responsible Officer of the Indenture Trustee has received an Opinion of Counsel pursuant to Section 3.06 addressing the facts surrounding such default.

(c)Except as necessary or advisable in connection with the fulfillment by the Indenture Trustee of its duties and obligations described herein or in any other Transaction Document, the Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an  instrument, certificate or other writing from the jurisdiction in which it was held as described in the most recent Opinion of Counsel that was delivered pursuant to Section 3.06 (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered at the Closing Date pursuant to Section 2.12(c), if no Opinion of Counsel has yet been delivered pursuant to Section 3.06) unless the Indenture Trustee shall have first received an Opinion of Counsel to the effect that the Lien created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

(d)No later than 60 days prior to any of the Originator or the Issuer making any change in its or their name, identity, jurisdiction of organization or structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9‑506 of the UCC as in effect in New York or wherever else necessary or appropriate under applicable law, or otherwise impair the perfection of the security interest in the Trust Estate, the Issuer shall give or cause to be given to the Indenture Trustee and the Administrative Agent written notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Indenture Trustee's security interest in the Trust Estate.  Neither the Originator nor the Issuer shall become or seek to become organized under the laws of more than one jurisdiction.

(e)The Issuer shall give the Indenture Trustee and the Administrative Agent written notice at least 60 days prior to any relocation of the Originator's or the Issuer's respective principal executive office or jurisdiction of organization and whether, as a result of such relocation, the applicable provisions of relevant law or the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to continue the perfection of the Indenture Trustee's security interest in the Trust Estate.  The Issuer shall at all times maintain its principal executive office and jurisdiction of organization within the United States of America.

(f)Notwithstanding anything to the contrary in this Section 3.05 or otherwise in this Indenture, UCC Fixture Filings will be maintained in the name of the initial Servicer, as secured party, on behalf of the Issuer and the Indenture Trustee.  A UCC Fixture Filing may, or at the direction of the Issuer or the Servicer shall, be released by the secured party in connection with an Obligor refinancing transaction or sale of the related home, so long as the Servicer re-files the UCC Fixture Filing within 10 Business Days of obtaining knowledge of, but no later than 45 calendar days of, the closing of such

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refinancing or sale (if applicable).  Following an Event of Default or the removal of FinCo as Servicer following a Servicer Event of Default, the Servicer shall cause each UCC Fixture Filing to be assigned to the Indenture Trustee as secured party.  To the extent the Servicer fails to do so, the Indenture Trustee is authorized to do so, but only if the Indenture Trustee is given a written direction or an Opinion of Counsel specifying the jurisdictions in which such filings shall be made and attaching copies of the applicable assignments of the UCC Fixture Filings to be filed by the Indenture Trustee.

Section 3.06Opinions as to Trust Estate

.  (a) On the Closing Date and on the date of each supplemental indenture hereto, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, and indentures supplemental hereto and other requisite documents and with respect to the authorization and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the first priority Lien and security interest in the Trust Estate in favor of the Indenture Trustee for the benefit of the Noteholders, created by this Indenture, subject to Permitted Liens, and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such Lien and security interest effective.

(b)On or before the thirtieth day prior to the fifth anniversary of the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Administrative Agent an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and re-filing of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the authorization and filing of any financing statements and continuation statements as is necessary to maintain the Lien created by this Indenture with respect to the Trust Estate and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such Lien and security interest.  The Issuer shall also provide the Indenture Trustee and the Administrative Agent with a file stamped copy of any document or instrument filed as described in such Opinion of Counsel contemporaneously with the delivery of such Opinion of Counsel.  Such Opinion of Counsel shall also describe the recording, filing, re-recording and re-filing of this Indenture, any indentures supplemental hereto and any other requisite documents and the authorization and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the Lien of this Indenture with respect to the Trust Estate.  If the Opinion of Counsel delivered to the Indenture Trustee and the Administrative Agent hereunder specifies future action to be taken by the Issuer, the Issuer shall furnish a further Opinion of Counsel no later than the time so specified in such former Opinion of Counsel to the effect required hereby.

Section 3.07Statement as to Compliance

.  The Issuer will deliver to the Administrative Agent and each Purchaser, within 120 days after the end of each fiscal year (beginning with fiscal year 2015), an Officer's Certificate stating, as to the signer thereof, that, (a) a review of the activities of the Issuer during the preceding calendar year and of its performance under this Indenture has been made under such officer's supervision, (b) to the best

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of such officer's knowledge, based on such review, the Issuer has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and remedies therefor being pursued, and (c) to the best of such officer's knowledge, based on such review, no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default hereunder or, if such an event has occurred and is continuing, specifying each such event known to him or her and the nature and status thereof and remedies therefor being pursued.

Section 3.08Limitations on Liens

.  Except for the Lien created by this Indenture and Permitted Liens, the Issuer will not create, incur or suffer, or permit to be created or incurred or to exist, any Lien on any of the Trust Estate.

Section 3.09Recording

.  The Issuer will, upon the Closing Date and thereafter from time to time, prepare and cause financing statements and such other instruments as may be required with respect thereto, including without limitation, the Financing Statements to be filed, registered and recorded as may be required by present or future law (with file stamped copies thereof delivered to the Indenture Trustee and the Administrative Agent) to create, perfect and protect the Lien hereof upon the Conveyed Property and the other items of the Trust Estate, and protect the validity of this Indenture.  The Issuer shall, from time to time, perform or cause to be performed any other act as required by law and shall execute (or authorize, as applicable) or cause to be executed (or authorized, as applicable) any and all further instruments (including financing statements, continuation statements and similar statements with respect to any of said documents with file stamped copies thereof delivered to the Indenture Trustee and the Administrative Agent) that are necessary or reasonably requested by the Indenture Trustee for such creation, perfection and protection.  The Issuer shall pay, or shall cause to be paid, all filing, registration and recording taxes and fees incident thereto, and all expenses, taxes and other governmental charges incident to or in connection with the preparation, execution, authorization, delivery or acknowledgment of the recordable documents, any instruments of further assurance, and the Notes.

Section 3.10Agreements Not to Institute Bankruptcy Proceedings; Additional Covenants

.  (a) The Issuer shall only voluntarily institute any proceedings to adjudicate the Issuer a bankrupt or insolvent, consent to the institution of bankruptcy or insolvency proceedings against the Issuer, file a petition seeking or consenting to reorganization or relief under any applicable federal or State law relating to bankruptcy, consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Issuer or a substantial part of its property or admit its inability to pay its debts generally as they become due or authorize any of the foregoing to be done or taken on behalf of the Issuer, in accordance with the terms of the Issuer Operating Agreement.

(b)So long as any of the Notes are Outstanding:

(i)The Issuer will keep in full effect its existence, rights and franchises as a limited liability company under the laws of the State of Delaware

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and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes and each asset included in the Trust Estate.

(ii)The Issuer shall not consolidate or merge with or into any other entity or convey or transfer its properties and assets substantially as an entirety to any entity unless (A) the entity (if other than the Issuer) formed or surviving such consolidation or merger, or that acquires by conveyance or transfer the properties and assets of the Issuer substantially as an entirety, shall be organized and existing under the laws of the United States of America or any State thereof as a special purpose bankruptcy remote entity, and shall expressly assume the obligation to make due and punctual payments of principal and interest on the Notes then Outstanding and the performance of every covenant on the part of the Issuer to be performed or observed pursuant to the Indenture, (B) immediately after giving effect to such transaction, no Default or Event of Default under this Indenture shall have occurred and be continuing, and (C) the Issuer shall have delivered to the Administrative Agent and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance or transfer complies with this Indenture.

(iii)The funds and other assets of the Issuer shall not be commingled with those of any other Person except to the extent expressly permitted under the Transaction Documents.

(iv)The Issuer shall not be, become or hold itself out as being liable for the debts of any other Person.

(v)The Issuer shall not form, or cause to be formed, any subsidiaries.

(vi)The Issuer shall act solely in its own name and through its duly authorized officers or agents in the conduct of its business, and shall conduct its business so as not to mislead others as to the identity of the entity with which they are concerned.  The Issuer shall not have any employees other than the Authorized Officers of the Issuer.

(vii)The Issuer shall maintain its records and books of account and shall not commingle its records and books of account with the records and books of account of any other Person.  The books of the Issuer may be kept (subject to any provision contained in the applicable statutes) inside or outside the State of Delaware at such place or places as may be designated from time to time by the Issuer Operating Agreement.

(viii)All actions of the Issuer shall be taken by an Authorized Officer of the Issuer (or any Person acting on behalf of the Issuer).

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(ix)The Issuer shall not amend its certificate of formation (except as required under the Delaware law) or the Issuer Operating Agreement without the consent of the Administrative Agent.

(x)The Issuer maintains and will maintain the formalities of the form of its organization.

(xi)The annual financial statements of the Issuer and the Originator will disclose the effects of these transactions in accordance with GAAP.  Any consolidated financial statements which consolidate the assets and earnings of the Originator with those of the Issuer will contain a footnote stating that the assets of the Issuer will not be available to creditors of the Originator or any other Person.  The financial statements of the Issuer, if any, will disclose that the assets of the Originator are not available to pay creditors of the Issuer.

(xii)Other than certain costs and expenses related to the issuance of the Notes, the Originator shall not pay the Issuer's expenses, guarantee the Issuer's obligations or advance funds to the Issuer for payment of expenses except for costs and expenses for which the Originator is required to make payments, in which case the Issuer will reimburse such Person for such payment.

(xiii)All business correspondences of the Issuer are and will be conducted in the Issuer's own name.

(xiv)Other than as contemplated by the Transaction Documents, the Originator does not act and will not act as agent of the Issuer and the Issuer does not and will not act as agent of the Originator.

(xv)[Reserved].

(xvi)The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

(xvii)The Issuer shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any other Transaction Document.

(xviii)The Issuer shall not, directly or indirectly, (A) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Manager or the Servicer, (B) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (C) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made,

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distributions to the Manager, the Servicer, its beneficial owners and the Indenture Trustee as permitted by, and to the extent funds are available for such purpose under, this Indenture and the Transaction Documents.  The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account or any other Account except in accordance with this Indenture and the other Transaction Documents.

Section 3.11Providing of Notice

. The Issuer, upon learning of any failure on the part of the Originator to observe or perform in any material respect any covenant, representation or warranty set forth in the Sale and Contribution Agreement or any other Transaction Document to which it is a party, as applicable, or upon learning of any Default, Event of Default, Servicer Event of Default or Manager Termination Event, shall promptly notify, in writing, the Indenture Trustee, the Noteholders and the Originator of such failure or Default, Event of Default, Servicer Event of Default or Manager Termination Event.

Section 3.12Representations and Warranties of the Issuer

.  The Issuer hereby represents and warrants to the Indenture Trustee and the Noteholders that as of the Closing Date (except with respect to the Custodial Agreement) and each Funding Date:

(a)The Issuer is duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware with full power and authority to execute and deliver this Indenture, the Management Agreement, the Servicing Agreement, the Sale and Contribution Agreement, the Custodial Agreement and each other Transaction Document to which it is a party and to perform the terms and provisions hereof and thereof; the Issuer is duly qualified to do business as a foreign business entity in good standing, and has obtained all required licenses and approvals, if any, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications except those jurisdictions in which failure to be so qualified would not have a material adverse effect on the business or operations of the Issuer, the Trust Estate or the Noteholders.

(b)All necessary action has been taken by the Issuer to authorize the Issuer, and the Issuer has full power and authority, to execute, deliver and perform its obligations under this Indenture, the Management Agreement, the Servicing Agreement, the Sale and Contribution Agreement, the Custodial Agreement and each other Transaction Document to which it is a party, and no consent or approval of any Person is required for the execution, delivery or performance by the Issuer of this Indenture, the Management Agreement, the Servicing Agreement, the Sale and Contribution Agreement, the Custodial Agreement and each other Transaction Document to which it is a party.

(c)This Indenture, the Management Agreement, the Servicing Agreement, the Sale and Contribution Agreement, the Custodial Agreement and each other Transaction Document to which it is a party have been duly executed and delivered, and the execution and delivery of this Indenture, the Management Agreement, the Servicing Agreement, the Sale and Contribution Agreement, the Custodial Agreement and each other Transaction

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Document to which it is a party by the Issuer and its performance and compliance with the terms hereof and thereof will not violate its certificate of formation or the Issuer Operating Agreement or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract or any other material agreement or instrument (including, without limitation, the Transaction Documents) to which the Issuer is a party or which may be applicable to the Issuer or any of its assets.

(d)This Indenture, the Management Agreement, the Servicing Agreement, the Sale and Contribution Agreement, the Custodial Agreement and each other Transaction Document to which it is a party constitute valid, legal and binding obligations of the Issuer, enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(e)The Issuer is not in violation of, and the execution, delivery and performance of this Indenture, the Management Agreement, the Servicing Agreement, the Sale and Contribution Agreement, the Custodial Agreement and each other Transaction Document to which it is a party by the Issuer will not constitute a violation with respect to, any order or decree of any court or any order, regulation or demand of any federal, State, municipal or governmental agency, which violation might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Issuer or its properties or might have consequences that would materially affect the performance of its duties hereunder or thereunder.

(f)No proceeding of any kind, including but not limited to litigation, arbitration, judicial or administrative, is pending or, to the Issuer's knowledge, threatened against or contemplated by the Issuer which could reasonably be expected to have a material adverse effect on the execution, delivery, performance or enforceability of this Indenture, the Notes or any other Transaction Document.

(g)Each of the representations and warranties of the Issuer set forth in the Management Agreement, the Servicing Agreement, the Sale and Contribution Agreement, the Issuer Operating Agreement and each other Transaction Document to which it is a party is, as of the Closing Date, true and correct in all material respects.

(h)The Issuer has not incurred debt or engaged in activities not related to the transactions contemplated hereunder or under the other Transaction Documents except as permitted by the Issuer Operating Agreement or Section 3.04.

(i)The Issuer is not insolvent and did not become insolvent as a result of the Grant pursuant to this Indenture; the Issuer is not engaged and is not about to engage in any business or transaction for which any property remaining with the Issuer is unreasonably small capital or for which the remaining assets of the Issuer are

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unreasonably small in relation to the business of the Issuer or the transaction; the Issuer does not intend to incur, and does not believe or reasonably should not have believed that it would incur, debts beyond its ability to pay as they become due; and the Issuer has not made a transfer or incurred an obligation and does not intend to make such a transfer or incur such an obligation with actual intent to hinder, delay or defraud any entity to which the Issuer was or became, on or after the date that such transfer was made or such obligation was incurred, indebted.

(j)(i) With respect to the Solar Loans conveyed on such Funding Date, the transfer of the Conveyed Property by the Originator to the Issuer pursuant to the Sale and Contribution Agreement is an absolute transfer for legal purposes, (ii) with respect to the Additional Solar Loans related to such Funding Date, the Grant of the Trust Estate by the Issuer pursuant to the terms of this Indenture is a pledge for financial accounting purposes and U.S. federal income tax purposes, and (iii) the Notes will be treated by the Issuer as indebtedness for U.S. federal income tax purposes.  In this regard, (i) the financial statements of the Parent and its consolidated subsidiaries will show (A) that the Conveyed Property is owned by such consolidated group and (B) that the Notes are indebtedness of the consolidated group (and will contain footnotes describing the transfer to the Issuer and the pledge to the Indenture Trustee), and (ii) the U.S. federal income tax returns of the Parent and its consolidated subsidiaries will indicate that the Notes are indebtedness.

(k)The legal name of the Issuer is as set forth in this Indenture; the Issuer has no trade names, fictitious names, assumed names or "doing business as" names.

(l)No item comprising the Conveyed Property has been sold, transferred, assigned or pledged by the Issuer to any Person other than the Indenture Trustee; immediately prior to the pledge of such Conveyed Property to the Indenture Trustee pursuant to this Indenture, the Issuer was the sole owner thereof and had good and indefeasible title thereto, free of any Lien other than Permitted Liens.

(m)Upon the filing of the Perfection UCCs in accordance with applicable law, the Indenture Trustee, for the benefit of the Noteholders, shall have a first priority perfected security interest in the Conveyed Property and in the proceeds thereof, limited with respect to proceeds to the extent set forth in Section 9‑315 of the UCC as in effect in the applicable jurisdiction, subject to Permitted Liens.  All filings (including, without limitation, UCC filings) and other actions as are necessary in any jurisdiction to provide third parties with notice of and to perfect the transfer and assignment of the Trust Estate to the Issuer and to give the Indenture Trustee a first perfected security interest in the Trust Estate (subject to Permitted Liens), including delivery of the Custodian Files to the Custodian in accordance with the terms of the Custodial Agreement, and the payment of any fees, have been made.

(n)With respect to the Additional Solar Loans related to such Funding Date, none of the absolute transfer of the Conveyed Property by the Originator to the Issuer

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pursuant to the Sale and Contribution Agreement, giving effect to previous transfers of Solar Loans pursuant to the Sale and Contribution Agreement, or the Grant by the Issuer to the Indenture Trustee pursuant to this Indenture is subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

(o)The Issuer is not and, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof, will not be required to register as an "investment company" as such term is defined in the 1940 Act, and the Issuer does not rely solely on the exemption from the definition of "investment company" in Section 3(c)(1) and/or 3(c)(7) of the 1940 Act (although such exemptions may be available).

(p)The principal place of business and the chief executive office of the Issuer are located in the State of California, and the jurisdiction of organization of the Issuer is the State of Delaware, and there are no other such locations.

(q)Representations and warranties regarding the security interest and Custodian Files:

(i)The Grant contained in the "Granting Clause" of this Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Conveyed Property in favor of the Indenture Trustee, which security interest is prior to all other Liens arising under the UCC (other than Permitted Liens), and is enforceable as such against creditors of the Issuer, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(ii)The Issuer has taken all steps necessary to perfect its ownership interest in the Solar Loans.

(iii)The Obligor Notes related to the Additional Solar Loans constitute either "accounts", "chattel paper", "electronic chattel paper" "instruments" or "general intangibles" within the meaning of the applicable UCC.

(iv)The Issuer owns and has good and marketable title to the Conveyed Property free and clear of any Lien, claim or encumbrance of any Person, other than Permitted Liens.

(v)The Issuer has caused or will have caused, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Conveyed Property granted to the Indenture Trustee hereunder.

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(vi)The Issuer has received a Certification from the Custodian that the Custodian is holding the Custodian Files that evidence the Additional Solar Loans related to such Funding Date solely on behalf and for the benefit of the Indenture Trustee.

(vii)Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any portion of the Trust Estate.  The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering any portion of the Trust Estate other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that have been terminated.  The Issuer is not aware of any judgment or tax lien filings against the Issuer.

(viii)Except as permitted or required by the Transaction Documents, no portion of any Obligor Note has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee, except for notations relating to security interests released prior to the pledge of the Conveyed Property to the Indenture Trustee.

The foregoing representations and warranties in Section 3.12(q)(i) – (viii) shall remain in full force and effect and shall not be waived or amended until the Notes are paid in full or otherwise released or discharged.

(r)Each Additional Solar Loan acquired by the Issuer on a Funding Date is an Eligible Solar Loan and each Additional Solar Loan assigned a value greater than $0 in the calculation of the Class A Borrowing Base and the Class B Borrowing Base as set forth in the applicable Monthly Servicer Report on a Funding Date or a Determination Date is an Eligible Solar Loan as of such Funding Date or Determination Date, as applicable.

(s)The Issuer is not a "commodity pool" for which the "commodity pool operator" has claimed an exemption under Commodity Futures Trading Commission Rule 4.7.

Section 3.13Representations and Warranties of the Indenture Trustee

.  The Indenture Trustee hereby represents and warrants to the Noteholders that as of the Closing Date and each Funding Date:

(a)The Indenture Trustee has been duly organized and is validly existing as a national banking association;

(b)The Indenture Trustee has full power and authority and legal right to execute, deliver and perform its obligations under this Indenture and each other Transaction Document to which it is a party and has taken all necessary action to

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authorize the execution, delivery and performance by it of this Indenture and each other Transaction Document to which it is a party;

(c)This Indenture and each other Transaction Document to which it is a party have been duly executed and delivered by the Indenture Trustee and constitute the legal, valid, and binding obligations of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, liquidation, moratorium, fraudulent conveyance, or similar laws affecting creditors' or creditors of banks' rights and/or remedies generally or by general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

(d)The execution, delivery and performance of this Indenture and each other Transaction Document to which it is a party by the Indenture Trustee will not constitute a violation with respect to any order or decree of any court or any order, regulation or demand of any federal, State, municipal or governmental agency binding on the Indenture Trustee or such of its property which is material to it, which violation might have consequences that would materially and adversely affect the performance of its duties under this Indenture;

(e)The execution, delivery and performance of this Indenture and each other Transaction Document to which it is a party by the Indenture Trustee do not require any approval or consent of any Person, do not conflict with the Articles of Association and Bylaws of the Indenture Trustee, and do not and will not conflict with or result in a breach which would constitute a material default under any agreement applicable to it or such of its property which is material to it; and

(f)No proceeding of any kind, including but not limited to litigation, arbitration, judicial or administrative, is pending or, to the Indenture Trustee's knowledge, threatened against or contemplated by the Indenture Trustee which would have a reasonable likelihood of having an adverse effect on the execution, delivery, performance or enforceability of this Indenture or any other Transaction Document to which it is a party by or against the Indenture Trustee.

Section 3.14Knowledge

.  Any references herein to the knowledge, discovery or learning of the Issuer, the. Servicer or the Manager shall mean and refer to an Authorized Officer of the Issuer, the Servicer or the Manager, as applicable.

Section 3.15Hedge Requirement

.  The Issuer shall enter into and maintain Hedge Agreements such that the Hedge Requirements are satisfied.

Section 3.16Commodity Exchange Act

.The Issuer shall covenant that (a) it will not enter into any Hedge Agreement that would subject the Conveyed Property to regulation under the Commodity Exchange Act or the rules thereunder and (b) it will not take any action

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which would cause the Indenture Trustee to be required to register as a commodity pool operator under the Commodity Exchange Act.

Article 4

Management, Administration and Servicing of Solar Loans

Section 4.01Management Agreement and Servicing Agreement

. (a) Each of the Management Agreement and the Servicing Agreement, duly executed counterparts of which have been filed with the Indenture Trustee, sets forth the covenants and obligations of the Manager and the Servicer, as applicable, with respect to the Conveyed Property and other matters addressed in the Management Agreement and the Servicing Agreement, and reference is hereby made to the Management Agreement for a detailed statement of said covenants and obligations of the Manager thereunder and to the Servicing Agreement for a detailed statement of said covenants and obligations of the Servicer thereunder.  The Issuer agrees that the Indenture Trustee, in its name or (to the extent required by law) in the name of the Issuer, may (but is not, unless so directed and indemnified by the Administrative Agent, required to) enforce all rights of the Issuer under the Management Agreement and the Servicing Agreement for and on behalf of the Noteholders whether or not the Issuer is in default hereunder.

(b)Promptly following a request from the Indenture Trustee (acting at the direction of the Administrative Agent) to do so, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Manager of each of its obligations to the Issuer and with respect to the Conveyed Property under or in connection with the Management Agreement and by the Servicer of each of its obligations to the Issuer and with respect to the Conveyed Property under or in connection with the Servicing Agreement, in accordance with the respective terms thereof, and in effecting such request shall exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Management Agreement or the Servicing Agreement, as the case may be, to the extent and in the manner directed by the Indenture Trustee, including, without limitation, the transmission of notices of default on the part of the Manager or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Manager of each of its obligations under the Management Agreement or by the Servicer of each of its obligations under the Servicing Agreement.

(c)The Issuer shall not waive any default by the Manager under the Management Agreement or by the Servicer under the Servicing Agreement without the written consent of the Indenture Trustee (which shall be given at the written direction of the Administrative Agent).

(d)The Indenture Trustee does not assume any duty or obligation of the Issuer under the Management Agreement or the Servicing Agreement, and the rights given to the Indenture Trustee thereunder are subject to the provisions of Article 7.

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(e)The Issuer has not and will not provide any payment instructions to any Obligor that are inconsistent with the Servicing Agreement.

(f)With respect to the Servicer's obligations under Section 5.3 of the Servicing Agreement, the Indenture Trustee shall not have any responsibility to the Issuer, the Servicer or any party hereunder to make any inquiry or investigation as to, and shall have no obligation in respect of, the terms of any engagement of Independent Accountant by the Servicer; provided, however that the Indenture Trustee shall be authorized, upon receipt of written direction from the Servicer directing the Indenture Trustee, to execute any acknowledgment or other agreement with the Independent Accountant required for the Indenture Trustee to receive any of the reports or instructions provided for herein, which acknowledgment or agreement may include, among other things, (i) acknowledgement that the Servicer has agreed that the procedures to be performed by the Independent Accountant are sufficient for the Issuer's purposes, (ii) acknowledgment that the Indenture Trustee has agreed that the procedures to be performed by the Independent Accountant are sufficient for the Indenture Trustee's purposes and that the Indenture Trustee's purposes is limited solely to receipt of the report, (iii) releases by the Indenture Trustee (on behalf of itself and the Noteholders) of claims against the Independent Accountant and acknowledgement of other limitations of liability in favor of the Independent Accountant, and (iv) restrictions or prohibitions on the disclosure of information or documents provided to it by such firm of Independent Accountant (including to the Noteholders). Notwithstanding the foregoing, in no event shall the Indenture Trustee be required to execute any agreement in respect of the Independent Accountant that the Indenture Trustee determines adversely affects it in its individual capacity or which is in a form that is not reasonably acceptable to the Indenture Trustee.

Article 5

Accounts, Collections, Payments of Interest and Principal, Releases, and Statements to Noteholders

Section 5.01Accounts

.  (a) (i) On or prior to the Closing Date, the Issuer shall cause the Indenture Trustee to open and maintain in the name of the Indenture Trustee, for the benefit of the Noteholders, an Eligible Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders.  The Collection Account shall initially be established with the Indenture Trustee.

(ii)On or prior to the Closing Date, the Issuer shall cause the Indenture Trustee to establish and maintain, in the name of the Indenture Trustee for the benefit of the Noteholders, an Eligible Account (the "Inverter Replacement Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders.  The Inverter Replacement Reserve Account shall initially be established with the Indenture Trustee.

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(iii)On or prior to the Closing Date, the Issuer shall cause the Indenture Trustee to open and maintain in the name of the Indenture Trustee, for the benefit of the Noteholders, an Eligible Account (the "Liquidity Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders.  The Liquidity Reserve Account shall initially be established with the Indenture Trustee.

(b)Funds on deposit in the Collection Account, the Inverter Replacement Reserve Account and the Liquidity Reserve Account shall be invested by the Indenture Trustee (or any custodian with respect to funds on deposit in any such account) in Eligible Investments selected in writing by the Servicer (pursuant to standing instructions or otherwise).  All such Eligible Investments shall be held by or on behalf of the Indenture Trustee for the benefit of the Noteholders and the Hedge Counterparties.

(c)All investment earnings of moneys pursuant to Section 5.01(b) deposited into the Collection Account, the Inverter Replacement Reserve Account and the Liquidity Reserve Account shall be deposited (or caused to be deposited) by the Indenture Trustee into the Collection Account, and any loss resulting from such investments shall be charged to such Account.  The Servicer, on behalf of the Issuer, will not direct the Indenture Trustee to make any investment of any funds held in any of the Accounts unless the security interest Granted and perfected in such account will continue to be perfected in such investment, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment (other than an investment in Eligible Investments), if requested by the Indenture Trustee, the Servicer, on behalf of the Issuer, shall deliver to the Indenture Trustee an Opinion of Counsel, acceptable to the Indenture Trustee, to such effect.

(d)The Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee's failure to follow instructions of the Issuer in accordance with this Section 5.01, negligence or bad faith or its failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as Indenture Trustee, in accordance with their terms.

(e)Funds on deposit in any Account shall remain uninvested if (i) the Servicer shall have failed to give investment directions in writing for any funds on deposit in any Account (other than the Lockbox Account) to the Indenture Trustee by 2:00 P.M. (New York City time) (or such other time as may be agreed by the Servicer and Indenture Trustee) on any Business Day; or (ii) a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable, or, if such Notes shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Trust Estate are being applied as if there had not been such a declaration.

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(f)[Reserved].

(g)(i) The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Accounts and in all proceeds thereof (including, without limitation, all investment earnings on the Collection Account) and all such funds, investments, proceeds and income shall be part of the Trust Estate.  Except as otherwise provided herein, the Accounts shall be under the control (as defined in Section 9-104 of the UCC to the extent such account is a deposit account and Section 8-109 of the UCC to the extent such account is a securities account) of the Indenture Trustee for the benefit of the Noteholders.  If, at any time, any of the Accounts (other than the Lockbox Account) ceases to be an Eligible Account, the Indenture Trustee (or the Servicer on its behalf) shall within five Business Days initiate the establishment of a new Account as an Eligible Account and shall transfer any cash and/or any investments to such new Account.  In connection with the foregoing, the Servicer agrees that, in the event that any of the Accounts are not accounts with the Indenture Trustee, the Servicer shall notify the Indenture Trustee in writing promptly upon any of such Accounts ceasing to be an Eligible Account.

(ii)With respect to the Account Property (other than with respect to the Lockbox Account), the Indenture Trustee agrees that:

(A)any Account Property that is held in deposit accounts shall be held solely in Eligible Accounts; and, except as otherwise provided herein, each such Eligible Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

(B)any Account Property that constitutes physical property shall be delivered to the Indenture Trustee in accordance with paragraph (i)(A) or (i)(B), as applicable, of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a securities intermediary (as such term is defined in Section 8-102(a)(14) of the UCC) acting solely for the Indenture Trustee;

(C)any Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (1)(c) or (1)(e), as applicable, of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Account Property as described in such paragraph;

(D)any Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause (C) above shall be delivered to the Indenture Trustee in accordance with paragraph (i)(D) of the definition of "Delivery" and shall be maintained by the Indenture Trustee,

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pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security;

(E)the Servicer shall have the power, revocable by the Indenture Trustee upon the occurrence of a Servicer Event of Default, to instruct the Indenture Trustee to make withdrawals and payments from the Accounts for the purpose of permitting the Servicer and the Indenture Trustee to carry out their respective duties hereunder; and

(F)any Account held by it hereunder shall be maintained as a "securities account" as defined in the Uniform Commercial Code as in effect in New York (the "New York UCC"), and that it shall be acting as a "securities intermediary" for the Indenture Trustee itself as the "entitlement holder" (as defined in Section 8-102(a)(7) of the New York UCC) with respect to each such Account.  The parties hereto agree that, regardless of any provision in any other agreement, the "securities intermediary's jurisdiction" (within the meaning of Section 8-110 of the New York UCC) shall be the State of New York.  The Indenture Trustee acknowledges and agrees that (1) each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Accounts shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the New York UCC and (2) notwithstanding anything to the contrary, if at any time the Indenture Trustee shall receive any order from the Indenture Trustee (solely in its capacity as securities intermediary) directing transfer or redemption of any financial asset relating to the Accounts, the Indenture Trustee shall comply with such entitlement order without further consent by the Issuer, or any other person.  In the event of any conflict of any provision of this Section 5.01(g)(ii)(F) with any other provision of this Indenture or any other agreement or document, the provisions of this Section 5.01(g)(ii)(F) shall prevail.

Section 5.02Inverter Replacement Reserve Account

.  (a) On each Payment Date, to the extent of Available Funds and in accordance with and subject to the Priority of Payments, the Indenture Trustee shall, based on the Monthly Servicer Report, deposit into the Inverter Replacement Reserve Account an amount equal to the Inverter Replacement Reserve Deposit.

(b)The Indenture Trustee shall, upon receipt of an Officer's Certificate of the Manager (i) certifying that it has replaced one or more Inverters that no longer have the benefit of a Manufacturer Warranty and (ii) requesting reimbursement for the cost of such Inverters’ replacement within a reasonable time, withdraw from funds on deposit in the Inverter Replacement Reserve Account and remit to the Manager, an amount equal to the lesser of (A) the cost of the new Inverters paid by the Manager (inclusive of labor costs) and (B) the amount on deposit in the Inverter Replacement Reserve Account.

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(c)On any Determination Date that the amount on deposit in the Inverter Replacement Reserve Account exceeds the Inverter Replacement Reserve Required Amount, such amount shall be deposited into the Collection Account on the related Payment Date as set forth in the related Monthly Servicer Report and distributed according to the Priority of Payments.

(d)All amounts on deposit in the Inverter Replacement Reserve Account shall be withdrawn and deposited into the Collection Account on the Facility Termination Date.

Section 5.03Liquidity Reserve Account

.  (a) On each Funding Date the Issuer shall deposit or caused to be deposited an amount equal to the amount, if any, necessary to cause the amounts on deposit in the Liquidity Reserve Account to equal the Liquidity Reserve Account Required Balance, after giving effect to the related Increase on such Funding Date.  Reassignment Credit Payments shall be deposited into the Liquidity Reserve Account by the Servicer pursuant to the Servicing Agreement.

(b)As described in the Priority of Payments, to the extent of Available Funds, the Indenture Trustee shall, on each Payment Date, deposit Available Funds into the Liquidity Reserve Account until the amount on deposit therein (other than amounts therein related to Reassignment Credit Payments) shall equal the Liquidity Reserve Account Required Balance.

(c)On each Payment Date, the Indenture Trustee shall, based on the Monthly Servicer Report, transfer funds on deposit in the Liquidity Reserve Account to the Collection Account to the extent the amount on deposit in the Collection Account as of such Payment Date is less than the amounts necessary to make the distributions described in clauses (i) through (x) of Section 5.05(a).  To the extent amounts are required to be withdrawn from the Liquidity Reserve Account, amounts on deposit therein in respect of Reassignment Credit Payments shall be withdrawn first.   If the amount on deposit in the Liquidity Reserve Account (other than amounts therein related to Reassignment Credit Payments) exceeds the Liquidity Reserve Account Required Balance on any Payment Date during the Amortization Period, the amount of such excess will be transferred to the Collection Account and will be part of the Available Funds distributed pursuant to the Priority of Payments.

(d)Upon the acceleration of the Notes following an Event of Default, the Indenture Trustee shall, based on the information set forth in the related Monthly Servicer Report, withdraw any remaining funds on deposit in the Liquidity Reserve Account (including investment earnings or income) and deposit such funds into the Collection Account.  On the Termination Date, the Indenture Trustee shall, based on the information set forth in the related Monthly Servicer Report, withdraw any remaining funds on deposit in the Liquidity Reserve Account (including investment earnings or income) and pay such amount to the Issuer.  On the Facility Termination Date, the Indenture Trustee shall withdraw any remaining funds on deposit in the Liquidity Reserve Account

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(including investment earnings or income) and deposit such funds into the Collection Account.

Section 5.04Collection Account

.  (a) The Issuer shall cause to be deposited into the Collection Account, on each Business Day, all amounts in the Lockbox Account (other than the Lockbox Bank Retained Balance or any Marketable REC proceeds inadvertently deposited therein) from Obligors or otherwise paid in respect of the Conveyed Property.  The Issuer shall cause all other amounts required to be deposited therein pursuant to the Transaction Documents, to be deposited within one Business Day of receipt thereof.  The Issuer may also, from time to time, deposit into the Collection Account capital contributions made to it by its parent.  The Indenture Trustee shall provide or make available electronically (or upon written request, by first class mail or facsimile) monthly statements on all amounts received in the Collection Account to the Issuer and the Servicer.

(b)The Servicer will be entitled to be reimbursed from amounts on deposit in the Collection Account with respect to a Collection Period for or any Marketable REC proceeds inadvertently deposited therein and for amounts previously deposited in the Collection Account but later determined by the Servicer to have resulted from mistaken deposits or postings or checks returned for insufficient funds.  The amount to be reimbursed hereunder shall be paid to the Servicer on the related Payment Date upon certification by the Servicer of such amounts; provided, however, that the Servicer must provide such certification within three months of such mistaken deposit, posting or returned check.

(c)The Issuer may withdraw funds from the Collection Account on any date during the cure period set forth in Section 9.01(k) to pay either or both Class A Noteholders or Class B Noteholders an amount of principal on its related Notes in order to prevent the occurrence of an Event of Default under Section 9.01(k).

(d)In accordance with the Account Control Agreement, to the extent that the balances on deposit in the Lockbox Account are insufficient to reimburse the Lockbox Bank for any Returned Items or Settlement Items (each as defined in the Account Control Agreement), upon demand from the Lockbox Bank of the reimbursement amount (with confirmation from the Servicer), the Indenture Trustee shall withdraw from the Collection Account and remit to the Lockbox Bank the lesser of collected funds that are cleared funds on deposit in the Collection Account and such reimbursement amount.

Section 5.05Distribution of Funds in the Collection Account

.

(a)On each Payment Date, Available Funds shall be distributed by the Indenture Trustee, based solely on the information set forth in the related Monthly Servicer Report, in the following order and priority of payments (the "Priority of Payments"):

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(i)on a pari passu basis (a) to the Hedge Counterparty under each Hedge Agreement, the payment of all amounts which are due and payable by the Issuer to the Hedge Counterparty on such date (other than fees, expenses, termination payments, indemnification payments, tax payments or other similar amounts), pursuant to the terms of each Hedge Agreement (net of all amounts which are due and payable by the Hedge Counterparty to the Issuer on such date pursuant to the terms of the Hedge Agreement) and (b) to the Indenture Trustee, the Indenture Trustee Fee and any accrued and unpaid Indenture Trustee Fees with respect to prior Payment Dates plus certain extraordinary out-of-pocket expenses of the Indenture Trustee incurred and not reimbursed in connection with its obligations and duties under the Indenture; provided that payments to the Indenture Trustee as reimbursement for any such expenses will be limited to $[***] and the Capped Expense Amount per calendar year as long as no Event of Default has occurred, and the Notes have not been accelerated, or the Trust Estate sold, pursuant to the Indenture;

(ii)on a pari passu basis (a) to the Manager, the Manager Fee, plus any accrued and unpaid Manager Fees with respect to prior Payment Dates, and (b) to the Servicer, the Servicing Fee, plus any accrued and unpaid Servicing Fees with respect to prior Payment Dates;

(iii)to the Custodian, the Custodian Fee, plus any accrued and unpaid Custodian Fees with respect to prior Payment Dates;

(iv)to the Transition Service Provider, the Transition Service Provider Fee, and the Transition Service Provider Expenses, plus any accrued and unpaid Transition Service Provider Fees with respect to prior Payment Dates;

(v)to the Class A Noteholders, the Class A Interest Distribution Amount and Unused Fees for such Payment Date;

(vi)to the Class B Noteholders, the Class B Interest Distribution Amount and Unused Fees for such Payment Date;

(vii)to the Hedge Counterparty under each Hedge Agreement, the payment of all termination payments which arose due to a default by the Issuer under such Hedge Agreement and are due and payable by the Issuer to such Hedge Counterparty on such date, pursuant to the terms of the applicable Hedge Agreement;

(viii)during the Revolving Period, in the following order: (A) to the Class A Noteholders, the Class A Principal Distribution Amount and (B) to the Class B Noteholders, the Class B Principal Distribution Amount;

(ix)following the expiration of the Revolving Period, in the following order: (A) to the Class A Notes until the Outstanding Note Balance of the Class A

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Notes has been reduced to zero and then (B) to the Class B Notes until the Outstanding Note Balance of the Class B Notes has been reduced to zero;

(x)to the Hedge Counterparty under each Hedge Agreement, the payment of all termination payments which arose due to a default by the Hedge Counterparty under such Hedge Agreement and all fees, expenses, indemnification payments, tax payments and other amounts (to the extent not previously paid hereunder) which are due and payable by the Issuer to such Hedge Counterparty on such date, pursuant to the terms of the Hedge Agreement;

(xi)to the Liquidity Reserve Account, the lesser of (A) all remaining Available Funds and (B) an amount equal to (1) the Liquidity Reserve Account Required Balance minus (2) the amount on deposit in the Liquidity Reserve Account on such Payment Date;

(xii)to the Inverter Replacement Reserve Account, the Inverter Replacement Reserve Deposit;

(xiii)to the Noteholders, any NPA Costs plus any accrued and unpaid NPA Costs from prior Payment Dates;

(xiv)to the Indenture Trustee, any extraordinary out-of-pocket expenses of the Indenture Trustee not paid in accordance with (i) above;

(xv)to the Manager, any Manager Extraordinary Expenses not previously paid;

(xvi)to or at the direction of the Issuer, any remaining Available Funds on deposit in the Collection Account.

Section 5.06[Reserved]

.

Section 5.07Note Payments

.  (a) The Indenture Trustee shall pay from amounts on deposit in the Collection Account in accordance with the Monthly Servicer Report and Section 5.05 to each Noteholder of record as of the related Record Date either (i) by wire transfer, in immediately available funds to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Indenture Trustee appropriate written instructions at least five Business Days prior to related Payment Date (which instructions may remain in effect for subsequent Payment Dates unless revoked by such Noteholder), or (ii) if not, by check mailed to such Noteholder at the address of such Noteholder appearing in the Note Register, the amounts to be paid to such Noteholder pursuant to such Noteholder's Notes.

(b)In the event that any withholding tax is imposed on the Issuer's payment (or allocations of income) to a Noteholder, such withholding tax shall reduce the amount otherwise distributable to the Noteholder in accordance with this Section.  The Indenture

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Trustee or Paying Agent is hereby authorized and directed to retain from amounts otherwise distributable to the Noteholders sufficient funds for the payment of any withholding tax that is legally owed by the Issuer as instructed by the Servicer, in writing in a Monthly Servicer Report (but such authorization shall not prevent the Indenture Trustee from contesting at the expense of the applicable Noteholder any such withholding tax in appropriate proceedings, and withholding payment of such withholding tax, if permitted by law, pending the outcome of such proceedings).  The amount of any withholding tax imposed with respect to a Noteholder shall be treated as cash distributed to such Noteholder at the time it is withheld by the Issuer, Indenture Trustee or the Paying Agent (at the direction of the Issuer) and remitted to the appropriate taxing authority.  If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Noteholder), the Indenture Trustee or the Paying Agent may in its sole discretion withhold such amounts in accordance with this clause (b).  In the event that a Noteholder wishes to apply for a refund of any such withholding tax, the Indenture Trustee shall reasonably cooperate with such Noteholder in making such claim so long as such Noteholder agrees to reimburse the Indenture Trustee for any out-of-pocket expenses incurred.  For the avoidance of doubt, the foregoing provisions of this Section 5.07(b) are subject to the provisions in Section 4.2 of the Note Purchase Agreement regarding the Issuer’s obligation to pay additional amounts to the recipients.

(c)Each Noteholder, by its acceptance of its Note, will be deemed to have consented to the provisions of Section 5.05(a) relating to the Priority of Payments.

(d)For purposes of U.S. federal income, state and local income and franchise taxes, each Noteholder and beneficial owner of a Note, by its acceptance of its Note, will be deemed to have agreed to, and hereby instructs the Indenture Trustee to, (i) treat the Notes as indebtedness, and (ii) treat the Grant of the Trust Estate by the Issuer to the Indenture Trustee pursuant to this Indenture as a pledge.

(e)Each holder of a Note or a beneficial interest therein, by acceptance of such Note or such beneficial interest in such Note, will be deemed to have agreed to provide the Indenture Trustee, any Paying Agent or the Issuer, upon request, with the Noteholder Tax Identification Information and, to the extent FATCA Withholding Tax is applicable, the Noteholder FATCA Information.  In addition, each holder of a Note or an interest therein will be deemed to understand that the Indenture Trustee or Paying Agent has the right to withhold the FATCA Withholding Tax from any amount of interest or other amounts (without any corresponding gross-up) payable to a Noteholder or holder of an interest in a Note that fails to comply with the foregoing requirements.  The Issuer agrees to provide to the Indenture Trustee copies of any Noteholder Tax Identification Information and any Noteholder FATCA Information received by the Issuer from any Noteholder or from any holder of an interest in a Note.

Section 5.08Statements to Noteholders; Tax Returns

.  Within 30 days after the end of each calendar year, the Issuer shall cause the Indenture Trustee to furnish to each Person

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who at any time during such calendar year was a Noteholder of record and received any payment thereon (a) a report as to the aggregate of amounts paid during such calendar year to each such Noteholder allocable to principal, interest or other amounts for such calendar year or applicable portion thereof during which such Person was a Noteholder and (b) such information required by the Code, to enable such Noteholders to prepare their U.S. federal and state income tax returns.  The obligation of the Indenture Trustee set forth in this paragraph shall be deemed to have been satisfied to the extent that information shall be provided by the Indenture Trustee, in the form of Form 1099 or other comparable form, pursuant to any requirements of the Code.

The Issuer shall cause the Servicer, at the Servicer 's expense, to cause a firm of Independent Accountants to prepare any tax returns required to be filed by the Issuer.  The Indenture Trustee, upon reasonable written request, shall furnish the Issuer and/or Servicer with all such information in the possession of the Indenture Trustee as may be reasonably required in connection with the preparation of any tax return of the Issuer.

Section 5.09Reports by Indenture Trustee

.  Within five Business Days after the end of each Collection Period, the Indenture Trustee shall provide or make available electronically (or upon written request, by first class mail or facsimile) to the Servicer a written report setting forth the amounts in the Collection Account, the Liquidity Reserve Account and the Inverter Replacement Reserve Account, and the identity of the investments included therein.  Without limiting the generality of the foregoing, the Indenture Trustee shall, upon the written request of the Servicer, promptly transmit or make available electronically to the Servicer, copies of all accountings of, and information with respect to, the Collection Account, the Liquidity Reserve Account and the Inverter Replacement Reserve Account, investments thereof, and payments thereto and therefrom.

Section 5.10Final Balances

.  Upon payment of all principal and interest with regard to the Notes, all other amounts due to the Noteholders as expressly provided for in the Transaction Documents and payment of all reasonable fees, charges and other expenses, such as fees and expenses of the Indenture Trustee, all moneys remaining in all Accounts (other than the Lockbox Account), except moneys necessary to make payments equal to such amounts and payments of principal and interest with respect to the Notes, which moneys shall be held and disbursed by the Indenture Trustee pursuant to this Article 5, shall be remitted to, or at the direction of, the Issuer.

Article 6

Voluntary Prepayment of Notes and Release of Collateral

Section 6.01Voluntary Prepayment

.  (a) Each Class of Notes may be prepaid, in whole or in part (such prepayment, a "Voluntary Prepayment"), prior to its Maturity Date, at the option of the Issuer on any Business Day, upon (i) delivery to the Indenture Trustee and the Servicer, not less than five Business Days prior to the date fixed for the proposed prepayment (the "Voluntary Prepayment Date"), of a Notice of Prepayment from the Issuer stating the Issuer's election to prepay the Notes or portion thereof in the form attached hereto as Exhibit B,

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and (ii) the deposit by the Issuer into the Collection Account, in the case of any Voluntary Prepayment in whole, no later than 1:00 P.M. (New York City time) on such Voluntary Prepayment Date, or in the case of any Voluntary Prepayment in part, no later than 1:00 P.M. (New York City time) on the Business Day prior to such Voluntary Prepayment Date, of (A) the outstanding principal of the Notes to be prepaid, (B) all accrued and unpaid interest thereon, (C) all Liquidation Fees, if any, and (D) all amounts owed to the Indenture Trustee, the Manager, the Servicer, the Transition Service Provider and the Custodian (the "Prepayment Amount"); provided that the Indenture Trustee has received the Prepayment Amount, in the case of any Voluntary Prepayment in whole, no later than 1:00 P.M. (New York City time) on such Voluntary Prepayment Date, or in the case of any Voluntary Prepayment in part, no later than 1:00 P.M. (New York City time) on the Business Day prior to such specified Voluntary Prepayment Date, the Indenture Trustee shall (x) withdraw the Prepayment Amount from the Collection Account and disburse such amounts in accordance with the Priority of Payments and (y) to the extent the Outstanding Note Balance is prepaid, release any remaining assets in the Trust Estate to, or at the direction of, the Issuer.

(b)[Reserved].

(c)If the Issuer elects to rescind the Voluntary Prepayment, it must give written notice of such determination at least two Business Days prior to the Voluntary Prepayment Date. If a redemption of the notes has been rescinded pursuant to this Section 6.01(c), the Indenture Trustee shall provide notice of such rescission to the registered owner of each Note which had been subject to the rescinded redemption at the address shown on the Note Register maintained by the Note Registrar with copies to the Issuer, the Originator and the Administrative Agent.

Section 6.02Notice of Voluntary Prepayment

.  Any Notice of Voluntary Prepayment shall be given by the Indenture Trustee by mailing a copy of the notice of prepayment by first-class mail (postage prepaid) not less than five days prior to the date fixed for prepayment to the registered owner of each Note to be prepaid at the address shown on the Note Register maintained by the Note Registrar with copies to the Issuer, the Servicer and the Administrative Agent.  Failure to give or receive such notice of prepayment by mailing to any Noteholder, or any defect therein, shall not affect the validity of any proceedings for the prepayment of other Notes.  If a Voluntary Prepayment has been rescinded pursuant to Section 6.01(c), and to the extent the Indenture Trustee had provided notice of the Voluntary Prepayment, the Indenture Trustee shall provide notice of such rescission to the registered owner of each Note which had been subject to the rescinded Voluntary Prepayment at the address shown on the Note Register maintained by the Note Registrar with copies to the Issuer, the Servicer and the Administrative Agent.

Any notice mailed as provided in this Section shall be conclusively presumed to have been duly given, whether or not the registered owner of such Notes receives the notice.

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Section 6.03[Reserved]

.

Section 6.04Cancellation of Notes

.  All Notes which have been paid in full or retired or received by the Indenture Trustee for exchange shall not be reissued but shall be canceled and destroyed in accordance with its customary procedures.

Section 6.05Release of Collateral

.  (a) The Indenture Trustee shall, on or after the Termination Date, release any remaining portion of the Trust Estate from the Lien created by this Indenture and shall deposit in the Collection Account any funds then on deposit in any other Account.  The Indenture Trustee shall release property from the Lien created by this Indenture pursuant to this Section 6.05(a) only upon receipt by the Indenture Trustee of an Issuer Order accompanied by an Officer's Certificate.

(b)The Issuer shall be entitled to obtain a release from the Lien of this Indenture for any Defective Solar Loan for which the Originator paid the related Repurchase Price or for any Defaulted Solar Loan repurchased pursuant to Section 7 of the Sale and Contribution Agreement at any time after (i) a payment by the Originator of the Repurchase Price of such Solar Loan and the deposit of such payment into the Collection Account and (ii) receipt by the Indenture Trustee of an Officer's Certificate of the Originator certifying: (A) as to the identity of the Solar Loan to be released, (B) that the amount deposited into the Collection Account with respect thereto equals Repurchase Price of such Solar Loan and (3) that all conditions in the Transaction Documents with respect to the release of such Solar Loan from the Lien of this Indenture have been met.

(c)Upon satisfaction of the conditions specified in subsection (b), the Indenture Trustee shall release from the Lien of this Indenture and deliver to or upon the order of the Issuer (or to or upon the order of the Originator if it has satisfied its respective obligations under Sections 7(a) or 7(b) of the Sale and Contribution Agreement, as applicable, with respect to a Solar Loan) the applicable Solar Loan and the related Custodian File.  Upon the order of the Issuer, the Indenture Trustee shall authorize a UCC financing statement prepared by the Servicer evidencing such release.  The Servicer shall file any such authorized UCC financing statements.

(d)If the Issuer exercises its right to prepay the Notes in whole or in part as provided in Section 6.01, the Issuer shall notify the Indenture Trustee and the Administrative Agent in writing of the Voluntary Prepayment Date and the principal amount of the Notes to be prepaid on the Voluntary Prepayment Date and the amount of interest and other amounts due and payable on such date in accordance with this Indenture and the Note Purchase Agreement.  On the Voluntary Prepayment Date, upon receipt by the Indenture Trustee of all amounts to be paid to the Noteholders in accordance with this Indenture and Section 2.4(a) of the Note Purchase Agreement as a result of such prepayment and the satisfaction of the conditions set forth in the following paragraphs, then, the Indenture Trustee shall release from the Lien of this Indenture those Solar Loans and the Conveyed Property in connection therewith, all monies due or to become due with respect thereto and all Receivables with respect thereto from and

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including the last day of the Collection Period immediately preceding such date of release which the Indenture Trustee is directed to release as described as follows:

(i)The Issuer shall provide to the Indenture Trustee a list of the Solar Loans which are to be released, shall direct the Indenture Trustee to release such Solar Loans, and shall direct the Servicer to delete such Solar Loans from the Schedule of Solar Loans.

(ii)In addition to receipt by the Indenture Trustee of the principal amount of the Notes to be prepaid, the interest thereon and other amounts due and payable in connection with such prepayment and the list of the Solar Loans to be released, the following conditions shall be met before the Lien is released under this Section 6.05(d):

(A)after giving effect to such release, the Aggregate Outstanding Note Balance will not exceed the Total Borrowing Base, the Outstanding Note Balance of the Class A Notes will not exceed the Class A Borrowing Base and the Outstanding Note Balance of the Class B Notes will not exceed the Class B Borrowing Base; and

(B)each of the Issuer and the Servicer shall have delivered to the Administrative Agent a certificate to the effect that the Solar Loans to be released from the Lien of this Indenture were not selected in a manner involving any selection procedures materially adverse to the Noteholders and that the release of such Solar Loans would not reasonably be expected to cause an Amortization Event or Event of Default.

Article 7

The Indenture Trustee

Section 7.01Duties of Indenture Trustee

.  (a) If the Indenture Trustee has received notice pursuant to Section 7.02(a), or a Responsible Officer of the Indenture Trustee shall otherwise have actual knowledge that an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

(b)Except during the occurrence and continuance of such an Event of Default:

(i)The Indenture Trustee need perform only those duties that are specifically set forth in this Indenture and any other Transaction Document to which it is a party and no others, and no implied covenants or obligations of the Indenture Trustee shall be read into this Indenture or any other Transaction Document.

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(ii)In the absence of negligence or bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture or any other Transaction Document.  The Indenture Trustee shall, however, examine such certificates and opinions to determine whether they conform on their face to the requirements of this Indenture or any other Transaction Document, but the Indenture Trustee shall not be required to determine, confirm or recalculate information contained in such certificates or opinions.

(c)No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(i)This paragraph does not limit the effect of subsection (b) of this Section 7.01.

(ii)The Indenture Trustee shall not be liable in its individual capacity for any error of judgment made in good faith by a Responsible Officer or other officers of the Indenture Trustee, unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts.

(iii)The Indenture Trustee shall not be personally liable with respect to any action it takes, suffers or omits to take in good faith in accordance with a direction received by it from the Administrative Agent in accordance with this Indenture or any other Transaction Document or for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture or any other Transaction Document.

(iv)Except as otherwise provided in Section 3.05(b), the Indenture Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or otherwise to perfect or to maintain the perfection of any security interest in the Trust Estate or in any item comprising the Conveyed Property.

(d)No provision of this Indenture or any other Transaction Document shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial or other liability in the performance of any of its duties hereunder or thereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it.  In having reasonable grounds for believing that such repayment or indemnity is not assured to it, the Indenture Trustee must consider not only the likelihood of repayment or indemnity by or on behalf of the Issuer but also the

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likelihood of repayment or indemnity from amounts payable to it from the Trust Estate pursuant to Sections 7.07 and 5.05.

(e)The provisions of subsections (a), (b), (c) and (d) of this Section 7.01 shall apply to any co‑trustee or separate trustee appointed by the Issuer and the Indenture Trustee pursuant to Section 7.13.

(f)The Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Indenture Trustee resulting from any loss experienced on any item comprising the Conveyed Property.

(g)In no event shall the Indenture Trustee be required to take any action that conflicts with any of the provisions of this Indenture or any other Transaction Document or with the Indenture Trustee's duties hereunder or that adversely affect its rights and immunities hereunder.

(h)In no event shall the Indenture Trustee have any obligations or duties under or have any liabilities whatsoever to Noteholders under ERISA.

(i)With respect to all Solar Loans and any related part of the Trust Estate released from the Lien of this Indenture, the Indenture Trustee shall assign, without recourse, representation or warranty, to the appropriate Person as directed by the Issuer in writing, within the time period set forth herein, all the Indenture Trustee's right, title and interest in and to such assets, such assignment being in the form as prepared by the Servicer or the Issuer and acceptable to the Indenture Trustee.  Such Person will thereupon own such Solar Loan and related rights appurtenant thereto free of any further obligation to the Indenture Trustee or the Noteholders with respect thereto.  The Servicer or the Issuer will also prepare and the Indenture Trustee shall also execute and deliver all such other instruments or documents as shall be reasonably requested by any such Person to be required or appropriate to effect a valid transfer of title to a Solar Loan and the related assets.

Section 7.02Notice of Default, Manager Termination Event, Servicer Event of Default or Event of Default

.  The Indenture Trustee shall not be required to take notice of or be deemed to have notice or knowledge of any Default, Manager Termination Event, a Servicer Event of Default or Event of Default, unless specifically notified in writing at the address set forth in Section 12.04 or until a Responsible Officer of the Indenture Trustee shall have acquired actual knowledge of a Default, a Manager Termination Event, a Servicer Event of Default or an Event of Default.  In the absence of receipt of such notice or actual knowledge, the Indenture Trustee may conclusively assume that there is no Default, Event of Default, Servicer Event of Default or Manager Termination Event.  If written notice of the existence of a Default, an Event of Default, a Servicer Event of Default or a Manager Termination Event has been delivered to a Responsible Officer of the Indenture Trustee or a Responsible Officer of the Indenture Trustee has actual knowledge thereof, the Indenture Trustee shall promptly provide paper or electronic notice thereof to the Issuer, the Administrative Agent and each Noteholder, but in any event, no

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later than five days after such knowledge or notice occurs.  Upon discovery by the Indenture Trustee of the occurrence of a Default, a Manager Termination Event, a Servicer Event of Default or an Event of Default or receipt of notice thereof, the Indenture Trustee shall provide notice thereof to the Noteholders, the Administrative Agent, the Manager, the Servicer and the Issuer.

Section 7.03Rights of Indenture Trustee

.  (a) The Indenture Trustee may rely and shall be protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper Person.  The Indenture Trustee need not investigate any fact or matter stated in any document.

(b)Before the Indenture Trustee takes any action or refrains from taking any action under this Indenture or any other Transaction Document, it may require an Officer's Certificate or an Opinion of Counsel.  The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer's Certificate or Opinion of Counsel.

(c)The Indenture Trustee shall not be personally liable for any action it takes or omits to take or any action or inaction it believes in good faith to be authorized or within its rights or powers.

(d)Except as provided in Section 7.01(b), the Indenture Trustee shall not be bound to make any investigation into the facts of matters stated in any reports, certificates, payment instructions, opinion, notice, order or other paper or document unless a Responsible Officer of the Indenture Trustee has actual knowledge to the contrary.

(e)The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney, custodian or nominee appointed by it hereunder with due care.  The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to any Transaction Document shall be full and complete authorization and protection from liability with respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with such advice or opinion of counsel.

(f)The Indenture Trustee shall not be required to give any bond or surety with respect to the execution of this Indenture or the powers granted hereunder.

(g)The Indenture Trustee shall not be responsible for the acts or omissions of the Issuer or the Custodian.

(h)The Indenture Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of the

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Administrative Agent, pursuant to the provisions of this Indenture, unless the Indenture Trustee shall have been offered security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby.

(i)The Indenture Trustee shall have no duty (i) to maintain or monitor any insurance or (ii) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Estate.

(i)The delivery of reports or other documents to the Indenture Trustee shall not constitute actual or constructive knowledge or notice of information contained in those documents.  The Indenture Trustee shall not have actual notice of any default unless a Responsible Officer receives actual written notice of such default.

Section 7.04Not Responsible for Recitals, Issuance of Notes or Application of Moneys as Directed

.  The recitals contained herein and in the Notes, except the certificates of authentication on the Notes, shall be taken as the statements of the Issuer, and the Indenture Trustee assumes no responsibility for their correctness.  The Indenture Trustee makes no representations with respect to the Trust Estate or as to the validity or sufficiency of the Trust Estate or this Indenture or any other Transaction Document or of the Notes.  The Indenture Trustee shall not be accountable for the use or application by the Issuer of the proceeds of the Notes.  Subject to Section 7.01(b), the Indenture Trustee shall not be liable to any Person for any money paid to the Issuer upon an Issuer Order, Servicer instruction or order or direction provided in a Monthly Servicer Report contemplated by this Indenture or any other Transaction Document.

Section 7.05May Hold Notes

.  The Indenture Trustee or any agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer, the Originator, the Servicer or the Manager or any Affiliate of the Issuer, the Originator, the Servicer or the Manager with the same rights it would have if it were not Indenture Trustee or other agent.

Section 7.06Money Held in Trust

.  The Indenture Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer and except to the extent of income or other gain on investments which are obligations of the Indenture Trustee hereunder.

Section 7.07Compensation and Reimbursement

.  (a) The Issuer agrees:

(i) to pay the Indenture Trustee, in accordance with and subject to the Priority of Payments, the Indenture Trustee Fee.  The Indenture Trustee's compensation shall not be limited by any law with respect to compensation of a trustee of an express trust and the payments to the Indenture Trustee provided by Article 5 shall constitute payments due with respect to the applicable fee agreement or letter;

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(ii)in accordance with and subject to the Priority of Payments, to reimburse the Indenture Trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of this Indenture (including, but not limited to, the reasonable compensation, expenses and disbursements of its agents and counsel and allocable costs of in‑house counsel); provided, however, in no event shall the Issuer pay or reimburse the Indenture Trustee or the agents or counsel, including in‑house counsel of either, for any expenses, disbursements and advances incurred or made by the Indenture Trustee in connection with any negligent action or negligent inaction or willful misconduct on the part of the Indenture Trustee;

(iii)to indemnify the Indenture Trustee and its officers, directors, employees and agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on the part of the Indenture Trustee arising out of, or in connection with, the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim in connection with the exercise or performance of any of its powers or duties hereunder; provided, however, that:

(A)with respect to any such claim the Indenture Trustee shall have given the Issuer, the Originator, the Servicer and the Manager written notice thereof promptly after the Indenture Trustee shall have actual knowledge thereof, provided, that failure to notify shall not relieve the parties of their obligations hereunder;

(B)notwithstanding anything to the contrary in this Section 7.07(a)(iii), none of the Issuer, the Originator, the Servicer or the Manager shall be liable for settlement of any such claim by the Indenture Trustee entered into without the prior consent of the Issuer, the Originator, the Servicer or the Manager, as the case may be; and

(C)the Indenture Trustee, its officers, directors, employees and agents, as a group, shall be entitled to counsel separate from the Issuer, the Originator, the Servicer and the Manager; to the extent the Issuer's, the Originator's, the Servicer's and the Manager's interests are not adverse to the interests of the Indenture Trustee, its officers, directors, employees or agents, the Indenture Trustee may agree to be represented by the same counsel as the Issuer, the Originator, the Servicer and the Manager.

Such payment obligations and indemnification shall survive the resignation or removal of the Indenture Trustee as well as the discharge hereof.  The Indenture Trustee's expenses are intended as expenses of administration.

Anything in this Indenture to the contrary notwithstanding, in no event shall the Indenture Trustee be liable for special, indirect, punitive or consequential loss or damage of any

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kind whatsoever (including but not limited to lost profits), even if the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

(b)The Indenture Trustee shall, on each Payment Date, in accordance with the Priority of Payments set forth in Section 5.05, deduct payment of its fees and expenses hereunder from moneys in the Collection Account.

(c)The Issuer agrees to assume and to pay, and to indemnify, defend and hold harmless the Indenture Trustee and the Noteholders from any taxes which may at any time be asserted with respect to, and as of the date of, the Grant of the Trust Estate to the Indenture Trustee, including, without limitation, any sales, gross receipts, general corporation, personal property, privilege or license taxes and costs, expenses and reasonable counsel fees and expenses in defending against the same.

Section 7.08Eligibility; Disqualification

.  The Indenture Trustee shall always have a combined capital and surplus as stated in Section 7.09, and shall always be a bank or trust company with corporate trust powers organized under the laws of the United States or any State thereof which is a member of the Federal Reserve System and shall be rated at least "A-" by S&P.

Section 7.09Indenture Trustee's Capital and Surplus

.  The Indenture Trustee and/or its parent shall at all times have a combined capital and surplus of at least $100,000,000.  If the Indenture Trustee publishes annual reports of condition of the type described in Section 310(a)(2) of the Trust Indenture Act of 1939, as amended, its combined capital and surplus for purposes of this Section 7.09 shall be as set forth in the latest such report.

Section 7.10Resignation and Removal; Appointment of Successor

.  (a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Section 7.10 shall become effective until the acceptance of appointment by the successor Indenture Trustee under Section 7.11.

(b)The Indenture Trustee may resign at any time by giving written notice thereof to the Issuer and the Servicer.  If an instrument of acceptance by a successor Indenture Trustee shall not have been delivered to the Indenture Trustee within 30 days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

(c)The Indenture Trustee may be removed at any time by the Administrative Agent upon 30 days' prior written notice, delivered to the Indenture Trustee, with copies to the Servicer and the Issuer.

(d)(i) If at any time the Indenture Trustee shall cease to be eligible under Section 7.08 or 7.09 or shall become incapable of acting or shall be adjudged bankrupt or insolvent, or a receiver of the Indenture Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Indenture Trustee or of its property

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or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Issuer with the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld), by an Issuer Order, the Indenture Trustee may be removed.

(i)If the Indenture Trustee shall be removed pursuant to Section 7.10(c) or Section 7.10(d) and no successor Indenture Trustee shall have been appointed pursuant to Section 7.10(e) and accepted such appointment within 30 days of the date of removal, the removed Indenture Trustee may petition any court of competent jurisdiction for appointment of a successor Indenture Trustee acceptable to the Issuer.

(e)If the Indenture Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Indenture Trustee for any cause, the Issuer, with the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld), by an Issuer Order shall promptly appoint a successor Indenture Trustee.

(f)The Issuer shall give to the Administrative Agent and the Noteholders notice of each resignation and each removal of the Indenture Trustee and each appointment of a successor Indenture Trustee.  Each notice shall include the name of the successor Indenture Trustee and the address of its Corporate Trust Office.

(g)The provisions of this Section 7.10 shall apply to any co‑trustee or separate trustee appointed by the Issuer and the Indenture Trustee pursuant to Section 7.13.

Section 7.11Acceptance of Appointment by Successor

.  (a) Every successor Indenture Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and the retiring Indenture Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee.  Notwithstanding the foregoing, on request of the Issuer or the successor Indenture Trustee, such retiring Indenture Trustee shall, upon payment of its fees, expenses and other charges, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the retiring Indenture Trustee and shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such retiring Indenture Trustee hereunder.  Upon request of any such successor Indenture Trustee, the Issuer shall execute and deliver any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts.

(b)No successor Indenture Trustee shall accept its appointment unless at the time of such acceptance such successor Indenture Trustee shall be qualified and eligible under Sections 7.08 and 7.09.

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(c)Notwithstanding the replacement of the Indenture Trustee, the obligations of the Issuer pursuant to Section 7.07(a)(iii) and (c) and the Indenture Trustee's protections under this Article 7 shall continue for the benefit of the retiring Indenture Trustee.

Section 7.12Merger, Conversion, Consolidation or Succession to Business of Indenture Trustee

.  Any corporation or national banking association into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation, bank, trust company or national banking association resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation, bank, trust company or national banking association succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder if such corporation, bank, trust company or national banking association shall be otherwise qualified and eligible under Section 7.08 and 7.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto.  The Indenture Trustee shall provide the Administrative Agent written notice of any such transaction.  In case any Notes have been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Indenture Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Indenture Trustee had authenticated such Notes.

Section 7.13Co-trustees and Separate Indenture Trustees

.  (a) At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Trust Estate may at the time be located, the Issuer and the Indenture Trustee shall have power to appoint and, upon the written request of the Indenture Trustee, the Issuer shall for such purpose join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Indenture Trustee either to act as co‑trustee, jointly with the Indenture Trustee, of all or any part of the Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 7.13.  If the Issuer does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Indenture Trustee alone shall have power to make such appointment.  Any Person so appointed shall assume the obligations of the Indenture Trustee hereunder in full.

(b)Should any written instrument from the Issuer be required by any co‑trustee or separate trustee so appointed for more fully confirming to such co‑trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer.

(c)Every co‑trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

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(i)The Notes shall be authenticated and delivered and all rights, powers, duties and obligations hereunder with respect to the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Indenture Trustee hereunder, shall be exercised solely by the Indenture Trustee.

(ii)The rights, powers, duties and obligations hereby conferred or imposed upon the Indenture Trustee with respect to any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such co‑trustee or separate trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed solely by such co‑trustee or separate trustee.

(iii)The Indenture Trustee at any time, by an instrument in writing executed by it, may accept the resignation of, or remove, any co‑trustee or separate trustee appointed under this Section 7.13.  Upon the written request of the Indenture Trustee, the Issuer shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal.  A successor to any co‑trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section 7.13.

(iv)No co‑trustee or separate trustee hereunder shall be financially or otherwise liable by reason of any act or omission of the Indenture Trustee, or any other such trustee hereunder, and the Indenture Trustee shall not be financially or otherwise liable by reason of any act or omission of any co‑trustee or other such separate trustee hereunder.

(v)Any notice, request or other writing delivered to the Indenture Trustee shall be deemed to have been delivered to each such co‑trustee and separate trustee.

(vi)Any separate trustee or co-trustee may, at any time, constitute the Indenture Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or with respect to this Indenture on its behalf and in its name.  The Indenture Trustee shall not be responsible for any action or inaction of any such separate trustee or co-trustee chosen by it with due care.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estate, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

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Section 7.14Books and Records

.  The Indenture Trustee agrees to provide to the Noteholders the right during normal business hours upon two days' prior notice in writing to inspect its books and records insofar as the books and records relate to the functions and duties of the Indenture Trustee pursuant to this Indenture.

Section 7.15Control

.  Upon the Indenture Trustee being adequately indemnified in writing to its satisfaction, the Administrative Agent shall have the right to direct the Indenture Trustee with respect to any action or inaction by the Indenture Trustee hereunder, the exercise of any trust or power conferred on the Indenture Trustee, or the conduct of any proceeding for any remedy available to the Indenture Trustee with respect to the Notes or the Trust Estate and by their acceptance of the Notes and pursuant to the terms of the Note Purchase Agreement, the Noteholders acknowledge and agree that, except as set forth in Section 9.07, the Administrative Agent shall have such right to direct the Indenture Trustee, provided that:

(a)such direction shall not be in conflict with any rule of law or with this Indenture or expose the Indenture Trustee to financial or other liability (for which it has not been adequately indemnified);

(b)the Indenture Trustee may take any other action deemed proper by the Indenture Trustee which is not inconsistent with such direction; and

(c)except as expressly provided otherwise herein (but only with the prior consent of or at the direction of the Administrative Agent), the Indenture Trustee shall have the authority to take any enforcement action which it reasonably deems to be necessary to enforce the provisions of this Indenture.

Section 7.16Suits for Enforcement

.  If an Event of Default of which a Responsible Officer of the Indenture Trustee shall have actual knowledge, shall occur and be continuing, the Indenture Trustee may (in its discretion with the prior written consent of the Administrative Agent) and shall, at the direction of the Administrative Agent, (provided that the Indenture Trustee is adequately indemnified in writing to its satisfaction), proceed to protect and enforce its rights and the rights of any Noteholders under this Indenture by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Indenture or in aid of the execution of any power granted in this Indenture or for the enforcement of any other legal, equitable or other remedy as the Indenture Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Indenture Trustee or any Noteholders, but in no event shall the Indenture Trustee be liable for any failure to act in the absence of direction the Administrative Agent.

Section 7.17Compliance with Applicable Anti-Terrorism and Anti‑Money Laundering Regulations

.  In order to comply with laws, rules and regulations applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering, the Indenture Trustee is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with Indenture Trustee.  Accordingly, each of the parties agrees to provide to Indenture Trustee upon its request from

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time to time such identifying information and documentation as may be available for such party in order to enable Indenture Trustee to comply with applicable law.

Section 7.18Authorization

.  The Indenture Trustee is hereby authorized and directed to execute, deliver and perform its obligations under and make the representations contained in the Account Control Agreement on the Closing Date. The Noteholders, by their acceptance of such Notes, acknowledge and agree that the Indenture Trustee shall execute, deliver and perform its obligations under the Account Control Agreement and shall do so solely in its capacity as Indenture Trustee and not in its individual capacity.  Furthermore, the Noteholders, by their acceptance of such Notes acknowledge and agree that the Indenture Trustee shall have no obligation to take any action pursuant to the Account Control Agreement unless directed to do so by the Administrative Agent.

Article 8

trust Estate

Section 8.01Acquisition of Solar Loans

.  The Issuer covenants that, except as provided in Section 8.02, it shall only acquire Solar Loans in accordance with the provisions of the Sale and Contribution Agreement and, without limiting the generality of the Granting Clause set forth herein, upon any such acquisition, such Solar Loans shall be deemed to be a part of the Trust Estate.

Section 8.02Additional Solar Loans

.  (a) Subject to the limitations and conditions specified in this Section 8.02, the Issuer may from time to time identify Additional Solar Loans that are Eligible Solar Loans to be acquired by or Granted to the Issuer on a Funding Date.  Such Additional Solar Loans and the related assets shall be included in the Trust Estate as provided herein.

(b)The acquisition or Grant of the Additional Solar Loans shall be subject to the satisfaction of the following conditions:

(i)all conditions precedent in Section 2.2 of the Note Purchase Agreement related to an Increase in the Outstanding Note Balance shall have been satisfied;

(ii)the Issuer and the Indenture Trustee shall execute a Supplemental Grant substantially in the form of Exhibit D hereto;

(iii)the Revolving Period is still in effect, and no Amortization Event, Default, or Event of Default, shall have occurred and be continuing on such Funding Date and no Amortization Event, Default, or Event of Default would occur after giving effect to the addition of the Solar Loans;

(iv)on or prior to the Funding Date, the Custodian shall have possession of the related Custodian Files and shall have delivered a Certification

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therefor with no exceptions thereto in accordance with the provisions of the Custodial Agreement;

(v)the Issuer shall have taken any actions necessary or advisable to maintain the Indenture Trustee's perfected security interest in the Trust Estate (including in such Additional Solar Loans) for the benefit of the Noteholders;

(vi)each Additional Solar Loan shall be an Eligible Solar Loan;

(vii)the Issuer shall execute and deliver to the Indenture Trustee and the Administrative Agent a Funding Date Certificate in the form of Exhibit E hereto; and

(viii)all conditions precedent in Section 5 of the Sale and Contribution Agreement related to the sale of Additional Solar Loans shall have been satisfied.

(c)Notwithstanding anything to the contrary in the Transaction Documents, the Issuer may on any date during the cure period set forth in Section 9.01(k) (which date shall be deemed a Funding Date) acquire and Grant Additional Solar Loans, so long as the following conditions are satisfied:

(i)the Issuer and the Indenture Trustee shall execute a Supplemental Grant substantially in the form of Exhibit D hereto;

(ii)the Revolving Period is still in effect, and no Amortization Event, Default, or Event of Default, shall have occurred and be continuing on such Funding Date (other than the Default under Section 9.01(k) to be cured by such Grant), and no Amortization Event, Default, or Event of Default would occur after giving effect to the addition of the Solar Loans;

(iii)on or prior to the deemed Funding Date, the Custodian shall have possession of the related Custodian Files and shall have delivered a Certification therefor in accordance with the provisions of the Custodial Agreement;

(iv)the Issuer shall have taken any actions necessary or advisable to maintain the Indenture Trustee's perfected security interest in the Trust Estate (including in such Additional Solar Loans) for the benefit of the Noteholders;

(v)each Additional Solar Loan shall be an Eligible Solar Loan;

(vi)the Issuer shall execute and deliver to the Indenture Trustee and the Administrative Agent a Cure Certificate in the form of Exhibit F hereto; and

(vii)after giving effect to the acquisition and Grant of such Additional Solar Loans, the Outstanding Note Balance of the Class A Notes shall not exceed

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the Class A Borrowing Base and the Outstanding Note Balance of the Class B Notes shall not exceed the Class B Borrowing Base; and

(viii)all conditions precedent in Section 5 of the Sale and Contribution Agreement (other than Section 5(e) of the Sale and Contribution Agreement) related to the sale of Additional Solar Loans shall have been satisfied.

Article 9

Event of Default

Section 9.01Events of Default

.  The occurrence of any of the following events shall constitute an "Event of Default" hereunder:

(a)a default in the payment of any amount due by the Issuer under the Transaction Documents (other than the failure to reduce the Aggregate Outstanding Note Balance to zero on the Facility Termination Date), which default shall not have been cured after three Business Days;

(b)the failure to reduce the Aggregate Outstanding Note Balance to zero on the Facility Termination Date; or

(c)the Issuer or FinCo shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, marshaling of assets and liabilities or similar proceedings or relating to the Issuer or FinCo or relating to all or substantially all of the property of the Issuer or FinCo, as applicable, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, marshaling of assets and liabilities or similar proceedings shall have been entered against the Issuer or FinCo; or the Issuer or FinCo shall admit in writing its inability to pay all or substantially all of its debts generally as they become due, file (or have filed against it) a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute or make an assignment of all or substantially all of its property for the benefit of its creditors;

(d)the failure of the Issuer to observe or perform any covenant or obligation of the Issuer set forth in this Indenture (other than the failure to make any required payment with respect to the Notes), which has not been cured within 30 days from the date of receipt by the Issuer of written notice from the Indenture Trustee or the Administrative Agent of such breach or default, or the failure of the Issuer to deposit into the Collection Account all amounts required to be deposited therein by the required deposit date;

(e)any representation, warranty or statement of the Issuer (other than representations and warranties as to whether a Solar Loan is an Eligible Solar Loan) contained in the Transaction Documents or any report, document or certificate delivered by the Issuer pursuant to the foregoing agreements shall prove to be incorrect in any

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material respect as of the time when the same shall have been made and, within 30 days after written notice thereof shall have been given to the Indenture Trustee and the Issuer by the Servicer, the Indenture Trustee or the Administrative Agent, the circumstance or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured (which cure may be effected by payment of an indemnity claim) or waived by the Administrative Agent, acting at the direction of the Majority Facility Investors;

(f)the failure for any reason of the Indenture Trustee to have a first priority perfected security interest in the Trust Estate in favor of the Indenture Trustee (subject to Permitted Liens);

(g)the Issuer becomes subject to registration as an "investment company" under the 1940 Act;

(h)the Issuer becomes classified as an association or publicly traded partnership that is taxable as a corporation for U.S. federal or state income tax purposes;

(i)failure by the Originator to pay the Repurchase Price for a Defective Solar Loan in accordance with the Sale and Contribution Agreement;

(j)there shall remain in force, undischarged, unsatisfied, and unstayed for more than 30 consecutive days, any final non-appealable judgment in the amount of $[***] or more against the Issuer not covered by insurance;

(k)the Outstanding Note Balance of the Class A Notes exceeds the Class A Borrowing Base or the Outstanding Note Balance of the Class B Notes exceeds the Class B Borrowing Base, each as of the related Payment Date, and the Issuer fails within two Business Days of such Payment Date to either (i) pay an amount of principal on such Class of Notes equal to such excess or (ii) Grant additional Solar Loans such that the Outstanding Note Balance of the Class A Notes does not exceed the Class A Borrowing Base and/or the Outstanding Note Balance of the Class B Notes does not exceed the Class B Borrowing Base, as applicable;

(l)the failure to maintain Hedge Agreements satisfying the Hedge Requirements and such failure continues for five Business Days or any Hedge Counterparty ceases to be a Qualified Hedge Counterparty and such Hedge Counterparty is not replaced with a Qualified Hedge Counterparty within ten Business Days;

(m)this Indenture or any other Transaction Document described in clause (a) of the definition thereof shall (except in accordance with its terms), in whole or in part, cease to be (i) in full force and effect and/or (ii) the legally valid, binding and enforceable obligation of any SolarCity Entity party thereto; or

(n)any default in the payment of any amount due by the Parent under the Parent Guaranty, which default shall not have been cured after three Business Days; or

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(o)the failure of the Parent to observe or perform any covenant or obligation of the Parent set forth in the Parent Guaranty (other than failure to make any required payment), which has not been cured within 30 days from the earlier of (i) knowledge by the Parent of such failure to perform and (ii) the date of receipt by the Parent of written notice from the Indenture Trustee or the Administrative Agent of such failure to perform.

In the case of any event described in the foregoing subparagraphs, after the applicable grace period set forth in such subparagraphs, if any, the Indenture Trustee shall give written notice to the Noteholders, the Administrative Agent, the Manager, the Servicer and the Issuer that an Event of Default has occurred as of the date of such notice.  The Issuer is required to give the Indenture Trustee written notice of the occurrence of any Event of Default immediately after actual knowledge thereof.

Section 9.02Actions of Indenture Trustee

.  If an Event of Default shall have occurred and be continuing hereunder, the Indenture Trustee may, and at the direction of the Administrative Agent shall, do one of the following:

(a)declare the entire unpaid principal amount of the Notes, all interest accrued and unpaid thereon and all other amounts payable under this Indenture and the other Transaction Documents to become immediately due and payable;

(b) at the direction of at least 66-2/3% of the Outstanding Note Balance of the most senior Class of Notes then Outstanding either on its own or through an agent, take possession of and sell the Trust Estate in accordance with the provisions set forth in Section 9.15;

(c)institute proceedings for collection of amounts due on the Notes or under this Indenture by automatic acceleration or otherwise, or if no such acceleration or collection efforts have been made, or if such acceleration or collection efforts have been made, but have been annulled or rescinded, the Indenture Trustee may elect to take possession of the Trust Estate and collect or cause the collection of the proceeds thereof and apply such proceeds in accordance with the applicable provisions of this Indenture;

(d)enforce any judgment obtained and collect any amounts adjudged from the Issuer;

(e)institute any proceedings for the complete or partial foreclosure of the Lien created by the Indenture with respect to the Trust Estate; and

(f)protect the rights of the Indenture Trustee and the Noteholders by taking any appropriate action including exercising any remedy of a secured party under the UCC or any other applicable law.

Notwithstanding the foregoing, upon the occurrence of an Event of Default of the type described in clause (c) of the definition thereof, the entire Aggregate Outstanding Note Balance, all interest accrued and unpaid thereon and all other amounts payable under the Indenture and the other Transaction Documents shall automatically become immediately due and payable.

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Section 9.03Indenture Trustee May File Proofs of Claim

.  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, composition or other judicial proceeding relative to the Issuer or any other obligor upon the Notes or the property of the Issuer or of such other obligor or their creditors, the Indenture Trustee (irrespective of whether the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand on the Issuer for the payment of overdue principal or any interest or other amounts) shall, at the written direction of the Administrative Agent, by intervention in such proceeding or otherwise:

(a)file and prove a claim for the whole amount owing and unpaid with respect to the Notes issued hereunder and file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel) and of the Noteholders allowed in such proceeding; and

(b)collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such proceeding is hereby authorized by each Noteholder to make such payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due the Indenture Trustee under Section 7.07.

Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize and consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment, or composition affecting any of the Notes or the rights of any Noteholder thereof, or to authorize the Indenture Trustee to vote with respect to the claim of any Noteholder in any such proceeding.

Section 9.04Indenture Trustee May Enforce Claim Without Possession of Notes

.  All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee shall be brought in its own name as trustee for the benefit of the Noteholders, and any recovery of judgment shall be applied first, to the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel and any other amounts due the Indenture Trustee under Section 7.07 (provided that, any indemnification by the Issuer under Section 7.07 shall be paid only in the priority set forth in Section 5.05) and second, for the ratable benefit of the Noteholders for all amounts due to such Noteholders.

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Section 9.05Knowledge of Indenture Trustee

.  Any references herein to the knowledge, discovery or learning of the Indenture Trustee shall mean and refer to a Responsible Officer of the Indenture Trustee.

Section 9.06Limitation on Suits

.  No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder unless:

(a)such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

(b)the Administrative Agent shall have made written request to the Indenture Trustee to institute Proceedings with respect to such Event of Default in its own name as Indenture Trustee hereunder;

(c)such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

(d)the Indenture Trustee for 30 days after its receipt of such notice, request and offer of security or indemnity has failed to institute any such Proceedings; and

(e)no direction inconsistent with such written request has been given to the Indenture Trustee during such 30-day period by the Administrative Agent;

it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

Section 9.07Unconditional Right of Noteholders to Receive Principal and Interest

.  The Holders of the Notes shall have the right, which is absolute and unconditional, subject to the express terms of this Indenture, to receive payment of principal and interest on such Notes, subject to the respective relative priorities provided for in this Indenture, as such principal and interest becomes due and payable from the Trust Estate and to institute Proceedings for the enforcement of any such payment, and such right shall not be impaired except as expressly permitted herein without the consent of such Holders.

Section 9.08Restoration of Rights and Remedies

.  If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Indenture Trustee or to such Noteholder, then, and in every case, the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights

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and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

Section 9.09Rights and Remedies Cumulative

.  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in Section 2.09, no right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.  The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 9.10Delay or Omission; Not Waiver

.  No delay or omission of the Indenture Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein.  Every right and remedy given by this Article 9 or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

Section 9.11Control by Administrative Agent

.  Subject to Article V of the Note Purchase Agreement and the provisions of this Indenture, the Administrative Agent, on behalf of and at the direction of Noteholders,  shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee; provided that:

(a)such direction shall not be in conflict with any rule of law or with this Indenture  or any other Transaction Document;

(b)the Indenture Trustee may take any other action deemed proper by the Indenture Trustee which is not inconsistent with such direction; provided, however, that, subject to Section 7.01, the Indenture Trustee need not take any action which a Responsible Officer or Officers of the Indenture Trustee in good faith determines might involve it in personal liability (unless the Indenture Trustee is furnished with the reasonable indemnity referred to in Section 9.11(c)); and

(c)the Indenture Trustee has been furnished reasonable indemnity against costs, expenses and liabilities which it might incur in connection therewith.

Section 9.12Waiver of Certain Events

.  The Administrative Agent may, on behalf of the Holders of all the Notes, waive any past Default, Event of Default, Servicer Event of Default or Manager Termination Event, and its consequences, provided, however, with respect to a Default in the payment of principal of or interest on any Note the Administrative Agent shall obtain the consent of the Consenting Lender and Purchaser Groups and/or Non-Conduit

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Committed Purchasers having Applicable Commitment Percentages aggregating more than 51% of each of the Class A Facility Limit and the Class B Facility Limit.

Upon any such waiver, such Default, Event of Default, Servicer Event of Default or Manager Termination Event shall cease to exist, and any Default, Event of Default or Manager Termination Event or other consequence arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default, Event of Default, Servicer Event of Default or Manager Termination Event or impair any right consequent thereon.

Section 9.13Undertaking for Costs

.  All parties to this Indenture agree, and each Holder of any Note by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 9.13 shall not apply to any suit instituted by the Indenture Trustee or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note on or after the Maturity Date expressed in such Note.

Section 9.14Waiver of Stay or Extension Laws

.  The Issuer covenants (to the extent that it may lawfully do so) that it will not, at any time, insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 9.15Sale of Trust Estate

.  (a) The power to effect any sale of any portion of the Trust Estate pursuant to this Article 9 shall not be exhausted by any one or more sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate securing the Notes shall have been sold or all amounts payable on the Notes and under this Indenture with respect thereto shall have been paid.  The Indenture Trustee, acting on its own or through an agent, may from time to time postpone any sale by public announcement made at the time and place of such sale.

(b)The Indenture Trustee shall not, in any private sale, sell to a third party the Trust Estate, or any portion thereof unless the Administrative Agent directs the Indenture Trustee, in writing, to make such sale or unless either (i) the proceeds of such sale or liquidation are sufficient to discharge in full the amounts then due and unpaid upon the Notes for principal and accrued interest and the fees and all other amounts required to be paid pursuant the Priority of Payments or (ii) the Administrative Agent, on behalf of

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

100% of the Noteholders, consents thereto; provided, however, that in any case where the proceeds of the sale of the Trust Estate will be insufficient to discharge in full the amounts then due to the Noteholders, the Administrative Agent will be required to obtain and provide an independent third party valuation of the Trust Estate demonstrating that the fair market value of the Trust Estate is not greater than the price for which such Trust Estate is being sold or liquidated; provided, further; that if such fair market valuation cannot be provided by an independent third party valuation agent within 90 days of determining the sale price with a willing buyer, then such sale or liquidation may proceed with the sole consent and direction of the Administrative Agent acting on behalf of 100% of the Noteholders.  Notwithstanding the foregoing, prior to the consummation of any sale of the Trust Estate (either private or public), the Indenture Trustee shall first offer the Class B Noteholder the opportunity to purchase the Trust Estate for a purchase price equal to the greater of (x) the fair market value of the Trust Estate and (y) the aggregate outstanding note balance of the Class A Notes, plus accrued interest thereon and fees owed thereto (such right, the “Right of First Refusal”).  If the Class B Noteholder does not exercise its Right of First Refusal within two Business Days of receipt thereof, then the Indenture Trustee shall sell the Trust Estate as otherwise set forth in this Section 9.15; provided, further, that if the Class B Noteholder does not exercise its Right of First Refusal and the Indenture Trustee elects to sell the Trust Estate in a private sale to a third party, then prior to the sale thereof, the Indenture Trustee shall offer the Class B Noteholder the opportunity to purchase the Trust Estate for the purchase price being offered by such third party, and the Class B Noteholder shall have two Business Days to accept such offer.

(c)The Indenture Trustee or any Noteholder may bid for and acquire any portion of the Trust Estate in connection with a public or private sale thereof, and in lieu of paying cash therefor, any Noteholder may make settlement for the purchase price by crediting against amounts owing on the Notes of such Holder or other amounts owing to such Holder secured by this Indenture, that portion of the net proceeds of such sale to which such Holder would be entitled, after deducting the reasonable costs, charges and expenses incurred by the Indenture Trustee or the Noteholders in connection with such sale.  The Notes need not be produced in order to complete any such sale, or in order for the net proceeds of such sale to be credited against the Notes.  The Indenture Trustee or the Noteholders may hold, lease, operate, manage or otherwise deal with any property so acquired in any manner permitted by law.

(d)The Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a sale thereof.  In addition, the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a sale thereof, and to take all action necessary to effect such sale.  No purchaser or transferee at such a sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(e)The method, manner, time, place and terms of any sale of all or any portion of the Trust Estate shall be commercially reasonable.

Section 9.16Action on Notes

.  The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture.  Neither the Lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer.

Article 10

Supplemental Indentures

Section 10.01[Reserved]

.

Section 10.02Supplemental Indentures

.  (a) With the prior written consent of the Administrative Agent, and if requested by the Administrative Agent, receipt by the Indenture Trustee of a Tax Opinion, the Issuer and the Indenture Trustee, when authorized and directed by an Issuer Order, at any time and from time to time, may enter into an amendment or a supplemental indenture for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders; provided, however, that the Administrative Agent shall not request a Tax Opinion if, after giving effect to such amendment or supplemental indenture, (i) each Obligor or its guarantor, if applicable, had a FICO score of at least [***] at the time the applicable Solar Loan was originated; (ii) after giving effect to all Solar Loans included in the Trust Estate, the weighted average FICO score for the Obligors (or guarantors, if applicable) of all Borrowing Base Solar Loans will be at least [***], measured each time new Solar Loans are added to the Trust Estate; and (iii) assuming a 6% discount rate on the total solar asset value and that no rate reduction payment is made, cashflow projections determined as of the date of such amendment or supplemental indenture through the Maturity Date support (A) a loan-to-value ratio in the base case model of at least [***]% for the Class A Notes and at least [***]% for the Class A Notes and Class B Notes together; (B) that the cashflow reduction percentage at which the Class A Notes will fail to be paid off is at least [***]%; and (C) that the cashflow reduction percentage at which the Class B Notes will fail to be paid off is at least [***]%.

(b)[Reserved].

(c)Promptly after the execution by the Issuer and the Indenture Trustee of any amendment or supplemental indenture pursuant to this Section 10.02, the Indenture Trustee shall mail to the Noteholders and the Administrative Agent a copy of such supplemental indenture.  Any failure of the Indenture Trustee to mail such copy shall not, however, in any way impair or affect the validity of any such supplemental indenture.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(d)Whenever the Issuer or the Indenture Trustee solicits a consent to any amendment or supplement to the Indenture, the Issuer shall fix a record date in advance of the solicitation of such consent for the purpose of determining the Noteholders entitled to consent to such amendment or supplement.  Only those Noteholders at such record date shall be entitled to consent to such amendment or supplement whether or not such Noteholders continue to be Holders after such record date.

Section 10.03Execution of Amendments and Supplemental Indentures

.  In executing, or accepting the additional trusts created by, any amendment or supplemental indenture permitted by this Article 10 or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture.  The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 10.04Effect of Amendments and Supplemental Indentures

.  Upon the execution of any amendment or supplemental indenture under this Article 10, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes which have theretofore been or thereafter are authenticated and delivered hereunder shall be bound thereby.

Section 10.05Reference in Notes to Amendments and Supplemental Indentures

.  Notes authenticated and delivered after the execution of any amendment or supplemental indenture pursuant to this Article 10 may, and if required by the Issuer shall, bear a notation as to any matter provided for in such supplemental indenture.  If the Issuer shall so determine, new Notes so modified as to conform to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

Section 10.06Indenture Trustee to Act on Instructions

.  Notwithstanding any provision herein to the contrary (other than Section 10.02), in the event the Indenture Trustee is uncertain as to the intention or application of any provision of this Indenture or any other agreement to which it is a party, or such intention or application is ambiguous as to its purpose or application, or is, or appears to be, in conflict with any other applicable provision thereof, or if this Indenture or any other agreement to which it is a party permits or does not prohibit any determination by the Indenture Trustee, or is silent or incomplete as to the course of action which the Indenture Trustee is required or is permitted or may be permitted to take with respect to a particular set of facts or circumstances, the Indenture Trustee shall, at the expense of the Issuer, request and rely upon the following: (a) written instructions of the Issuer directing the Indenture Trustee to take certain actions or refrain from taking certain actions, which written instructions shall contain a certification that the taking of such actions or refraining from taking certain actions is in the best interest of the Noteholders; and (b)  prior written consent of the Administrative Agent.  In such case, the Indenture Trustee shall have no liability to the Issuer or the Noteholders for, and the Issuer shall hold harmless the Indenture Trustee from, any liability,

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

costs or expenses arising from or relating to any action taken by the Indenture Trustee acting upon such instructions, and the Indenture Trustee shall have no responsibility to the Noteholders with respect to any such liability, costs or expenses.

Article 11

[Reserved.]

Article 12

Miscellaneous

Section 12.01Compliance Certificates and Opinions; Furnishing of Information

.  Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture (except with respect to ordinary course actions under this Indenture), the Issuer, at the request of the Indenture Trustee, shall furnish to the Indenture Trustee a certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with or an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of certificates and Opinions of Counsel are specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or Opinion of Counsel need be furnished.

Section 12.02Form of Documents Delivered to Indenture Trustee

.  (a) If several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

(b)Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by outside counsel, unless such Authorized Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous.  Any such certificate or opinion or any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer of any relevant Person, stating that the information with respect to such factual matters is in the possession of such Person, unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.  Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel's opinion and shall include

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

a statement to the effect that such counsel believes that such counsel and the Indenture Trustee may reasonably rely upon the opinion of such other counsel.

(c)Where any Person is required to make, give or execute two or more applications, requests, consents, notices, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

(d)Wherever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer, the Servicer or the Manager shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's, the Servicer's or the Manager's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such notice or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such notice or report.  The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 7.01(b)(ii).

(e)Wherever in this Indenture it is provided that the absence of the occurrence and continuation of a Default, an Event of Default, a Servicer Event of Default or a Manager Termination Event is a condition precedent to the taking of any action by the Indenture Trustee at the request or direction of the Issuer, then notwithstanding that the satisfaction of such condition is a condition precedent to the Issuer's or the Indenture Trustee's right to make such request or direction, the Indenture Trustee shall be protected in acting in accordance with such request or direction if a Responsible Officer of the Indenture Trustee does not have actual knowledge of the occurrence and continuation of such Default, Event of Default, Servicer Event of Default or Manager Termination Event.

Section 12.03Acts of Noteholders

.  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by the Administrative Agent; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer.  Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments.  Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 12.03.

(b)The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof.  Whenever such execution is by an officer of a corporation or a member of a limited liability company or a partnership on behalf of such corporation, limited liability company or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

(c)The ownership of Notes shall be proved by the Note Register.

(d)Any request, demand, authorization, direction, notice, consent, waiver or other action by the Administrative Agent shall bind the Holder of every Note issued upon the registration or transfer thereof or in exchange therefor or in lieu thereof, with respect to anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Notes.

Section 12.04Notices, Etc.

  Any request, demand, authorization, direction, notice, consent, waiver or act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

(a)the Indenture Trustee by the Administrative Agent, on behalf of the Noteholders, or by the Issuer, shall be in writing and shall be delivered personally or mailed by first-class registered or certified mail, postage prepaid, or by telephonic facsimile transmission and overnight delivery service, postage prepaid, and received by, a Responsible Officer of the Indenture Trustee at its Corporate Trust Office listed below; or

(b)any other Person shall be in writing and shall be delivered personally or by electronic or telephonic facsimile transmission and prepaid overnight delivery service at the address listed below or at any other address subsequently furnished in writing to the Indenture Trustee by the applicable Person.

To the Indenture Trustee:U.S. Bank National Association

EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107-2292
Attention: Global Structured Finance/FTE Solar I, LLC

Phone: [***]

Fax: [***]

To the Issuer:FTE Solar I, LLC

c/o SolarCity Corporation

3055 Clearview Way
San Mateo, California 94402
Attention:  General Counsel
Phone:(650) 638-1028
Fax:(650) 560-6182

with a copy to:SolarCity Corporation

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

3055 Clearview Way
San Mateo, California 94402
Attention:  General Counsel
Phone: (650) 638-1028
Fax:(650) 560-6182

Email: legal@solarcity.com

Section 12.05Notices and Reports to Noteholders; Waiver of Notices

.  (a) Where this Indenture provides for notice to Noteholders of any event or the mailing of any report to the Noteholders, such notice or report shall be written and shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class, postage-prepaid, to each Noteholder affected by such event or to whom such report is required to be mailed or sent via electronic mail, at the address or electronic mail address of such Noteholder as it appears on the Note Register, with a copy to the Administrative Agent as the address set forth on its signature page, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report.  In any case where a notice or report to Noteholders is mailed in the manner provided above, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Noteholder shall affect the sufficiency of such notice or report with respect to other Noteholders, and any notice or report which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.

(b)Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.  Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

(c)If, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to the Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

(d)The Indenture Trustee shall promptly upon written request furnish to each Noteholder each Monthly Servicer Report and, unless directed to do so under any other provision of this Indenture or any other Transaction Document in which case no request shall be necessary), a copy of all reports, financial statements and notices received by the Indenture Trustee pursuant to this Indenture and the other Transaction Documents.  The Indenture Trustee shall make available on its internet website to each Noteholder, each Monthly Servicer Report and a copy of all reports, financial statements and notices received by the Indenture Trustee. The Indenture Trustee will make no representation or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor.  The Indenture Trustee's internet website shall be initially located at https://www.usbank.com/abs or at such other address as shall be specified by the

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Indenture Trustee from time to time in writing to the Noteholders. In connection with providing access to the Indenture Trustee's internet website, the Indenture Trustee may require registration and the acceptance of a disclaimer. The Indenture Trustee shall be permitted to change the method by which such information is distributed in order to make such distributions more convenient and/or more accessible to the Noteholders.

Section 12.06Rules by Indenture Trustee

.  The Indenture Trustee may make reasonable rules for any meeting of Noteholders.

Section 12.07Issuer Obligation

.  Each of the Indenture Trustee and each Noteholder accepts that the enforceability against the Issuer under this Indenture and under the Notes shall be limited to the assets of the Issuer, whether tangible or intangible, real or person (including the Trust Estate) and the proceeds thereof.  No recourse may be taken, directly or indirectly, against (a) any member, manager, officer, employee, trustee, agent or director of the Issuer, its Affiliates or of any predecessor of the Issuer, (b) any member, manager, beneficiary, officer, employee, trustee, agent, director or successor or assign of a holder of a member or limited liability company interest in the Issuer or its Affiliates, or (c) any incorporator, subscriber to capital stock, stockholder, officer, director, employee or agent of the Indenture Trustee or any predecessor or successor thereof, with respect to the Issuer's obligations with respect to the Notes or any of the statements, representations, covenants, warranties or obligations of the Issuer under this Indenture or any Note or other writing delivered in connection herewith or therewith.

Section 12.08Enforcement of Benefits

.  The Indenture Trustee and the Administrative Agent on behalf of the Noteholders shall be entitled to enforce and, at the direction of the Administrative Agent and the provision of satisfactory indemnity, the Indenture Trustee shall enforce the covenants and agreements of the Manager contained in the Management Agreement, the Servicing in the Servicing Agreement and the Originator contained in the Sale and Contribution Agreement and each other Transaction Document.

Section 12.09Effect of Headings and Table of Contents

.  The Section and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 12.10Successors and Assigns

.  All covenants and agreements in this Indenture by the Issuer and the Indenture Trustee shall bind their respective successors and assigns, whether so expressed or not.

Section 12.11Separability

.  If any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.  Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Indenture, a provision as similar in its terms and purpose to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Section 12.12Benefits of Indenture

.  Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any separate trustee or co‑trustee appointed under Section 7.13, and the Noteholders and the Administrative Agent, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 12.13Legal Holidays

.  If the date of any Payment Date or any other date on which principal of or interest on any Note is proposed to be paid or any date on which mailing of notices by the Indenture Trustee to any Person is required pursuant to any provision of this Indenture, shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment or mailing of such notice need not be made on such date, but may be made or mailed on the next succeeding Business Day with the same force and effect as if made or mailed on the nominal date of any such Payment Date or other date for the payment of principal of or interest on any Note, or as if mailed on the nominal date of such mailing, as the case may be, and in the case of payments, no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

Section 12.14Governing Law

.  This Indenture and each Note shall be construed in accordance with and governed by the substantive laws of the State of New York (including New York General Obligations Laws §§ 5-1401 and 5-1402, but otherwise without regard to conflicts of law provisions thereof, except with regard to the UCC) applicable to agreements made and to be performed therein.

Section 12.15Counterparts

.  This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.  Delivery of an executed counterpart of this Indenture by facsimile or other electronic transmission (i.e., "pdf" or "tif") shall be effective delivery of a manually executed counterpart hereof and deemed an original.

Section 12.16Recording of Indenture

.  If this Indenture is subject to recording in any appropriate public recording offices, the Issuer shall effect such recording at its expense in compliance with an Opinion of Counsel to the Indenture Trustee to the effect that such recording is necessary either for the protection of the Noteholders or any other person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture or any other Transaction Document.

Section 12.17Further Assurances

.  The Issuer agrees to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Indenture Trustee to effect more fully the purposes of this Indenture, including, without limitation, the execution of any financing statements or continuation statements relating to the Trust Estate for filing under the provisions of the UCC of any applicable jurisdiction.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Section 12.18No Bankruptcy Petition Against the Issuer

.  The Indenture Trustee agrees (and each Noteholder by its acceptance of the Notes shall be deemed to agree) that, prior to the date that is one year and one day after the payment in full of all amounts payable with respect to the Notes, it will not institute against the Issuer, or join any other Person in instituting against the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under the laws of the United States or any State of the United States.  This Section 12.18 shall survive the termination of this Indenture.

Section 12.19[Reserved.]

.

Section 12.20Repurchase Demands

.  The Indenture Trustee will promptly notify the Issuer, the Servicer and the Originator of any demand by a Noteholder (or a beneficial owner thereof) made in writing to a Responsible Officer of the Indenture Trustee that the Originator repurchase a Defective Solar Loan, whether on account of a breach of representation or warranty or otherwise.  Other than forwarding Noteholder demands in accordance with this Section 12.20, the Indenture Trustee shall have no responsibility for compliance by the Issuer or the Originator with any reporting requirements under federal securities laws with respect to breaches of representations and warranties and shall not be required to determine whether or not such a breach has occurred or is material.

Section 12.21Tax Treatment Disclosure

.  Any person (and each employee, representative, or other agent of such person) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure.

Article 13

Termination

Section 13.01Termination of Indenture

.  (a) This Indenture shall terminate on or after the Termination Date upon the payment to the Noteholders and the Indenture Trustee of all amounts required to be paid to them pursuant to this Indenture, and the conveyance and transfer of all right, title and interest in and to the Solar Loans and other property and funds in the Trust Estate to the Issuer.  The Servicer shall promptly notify the Indenture Trustee in writing of any prospective termination pursuant to this Article 13.  Upon termination of the Indenture, the Indenture Trustee shall notify the Lockbox Bank of the same pursuant to the Account Control Agreement.

(b)Notice of any prospective termination, specifying the Payment Date for payment of the final payment and requesting the surrender of the Notes for cancellation, shall be given promptly by the Indenture Trustee by letter to the Noteholders as of the applicable Record Date upon the Indenture Trustee receiving written notice of such event from the Issuer or the Servicer.  The Issuer or the Servicer shall give such notice to the Indenture Trustee not later than the 5th day of the month of the final Payment Date

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stating (i) the Payment Date upon which final payment of the Notes shall be made, (ii) the amount of any such final payment, and (iii) the location for presentation and surrender of the Notes.  Surrender of the Notes shall be a condition of payment of such final payment.

[Signature Page Follows]

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In Witness Whereof, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed as of the day and year first above written.

FTE Solar I, LLC, as Issuer

By: /s/ Lyndon Rive

Name: Lyndon Rive

Title:  President

U.S. Bank National Association, as Indenture Trustee

By: /s/ Michelle Moeller

Name: Michelle Moeller

Title: Vice President

Agreed and Acknowledged:

SolarCity Corporation,
as Manager

By: /s/ Lyndon Rive

Name: Lyndon Rive

Title:  Chief Executive Officer

SolarCity Finance Company, LLC,
as Servicer

By: /s/ Seth Weissman

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Name: Seth Weissman

Title:  President

Agreed and Acknowledged:

CREDIT SUISSE AG, NEW YORK BRANCH,
as Administrative Agent

By: /s/ Jason Muncy

Name: Jason Muncy

Title: Vice President

By: /s/ Oliver Nissenson

Name: Oliver Nissenson

Title:Director

Address for notices:

Eleven Madison Avenue

New York, NY 10010

Attention: Asset Finance Group

Telephone: [***]

Facsimile: [***]

Email: [***]

2

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Annex A

Standard Definitions

[see attached]

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Exhibit A-1

Form of Class A Note

Note Number:  [__]

THIS VARIABLE FUNDING NOTE (this "Note") WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.  EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY SECTION 4(A)(2) THEREUNDER.

THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE ISSUER THAT, SUBJECT TO SUCH EXCEPTIONS AS ARE PROVIDED IN THE INDENTURE FOR HOLDERS THAT ARE CONDUITS, (1) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN MINIMUM DENOMINATIONS OF $1,000,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, AND ONLY (I) TO THE ISSUER OR ANY AFFILIATE (AS SUCH TERM IS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) THEREOF, (II) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (III) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (OTHER THAN PURSUANT TO RULE 144A); PROVIDED THAT, IF THE ISSUER OR THE INDENTURE TRUSTEE SO REQUESTS, THE TRANSFEROR SHALL DELIVER AN OPINION OF COUNSEL, CERTIFICATES AND OTHER INFORMATION REASONABLY ACCEPTABLE TO THE ISSUER AND THE INDENTURE TRUSTEE TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE REQUIREMENTS OF THE SECURITIES ACT; AND, IN EACH OF CASE (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, AND (2) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (1) ABOVE.

Sections 2.07 and 2.08 of the Indenture contain further restrictions on the transfer and resale of this Note.  Each Transferee of this Note, by acceptance hereof, is deemed to have accepted this Note subject to the foregoing restrictions on transferability.

Each Noteholder, by its acceptance of this Note, covenants and agrees that such Noteholder shall not, prior to the date that is one year and one day after the termination of the Indenture, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Issuer under any federal or State bankruptcy, insolvency, reorganization or similar law or appointing a receiver, liquidator, assignee, indenture trustee, custodian, sequestrator or other similar

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official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

The principal of this Note is payable in installments as set forth herein.  Accordingly, the outstanding principal amount of this Note at any time may be less than the amount shown on the face hereof.  Any person acquiring this security may ascertain its current principal amount by inquiry of the Indenture Trustee.

FTE Solar I, LLC
Solar Loan Backed Variable Funding Notes
Class A Note

NOTE

Registered Owner: Credit Suisse AG, New York Branch

Principal Balance: Up to $160,000,000

Date: January 9, 2015

Maturity Date: January 20, 2017

This Certifies That FTE Solar I, LLC, a Delaware limited liability company (hereinafter called the "Issuer"), which term includes any successor entity under the Indenture, dated as of January 9, 2015 (the "Indenture"), between the Issuer and U.S. Bank National Association, as indenture trustee (together with any successor thereto, hereinafter called the "Indenture Trustee"), for value received, hereby promises to pay to the Registered Owner named above or registered assigns, subject to the provisions hereof and of the Indenture, (A) the Class A Interest Distribution Amount defined in the Indenture, on each Payment Date beginning in February 2015 (or, if such day is not a Business Day, the next succeeding Business Day), and (B) principal on each Payment Date in the manner and subject to the Priority of Payments as set forth in the Indenture; provided, however, that the Notes are subject to prepayment as set forth in the Indenture.  This note (this "Class A Note") is one of a duly authorized series of Class A Notes of the Issuer designated as its FTE Solar I, LLC, Solar Loan Backed Variable Funding Notes, Class A (the "Class A Notes").  The Indenture authorizes the issuance of up to $160,000,000 in Outstanding Note Balance of Class A Notes and up to $40,000,000 in Outstanding Note Balance of FTE Solar I, LLC, Solar Loan Backed Variable Funding Notes, Class B (the "Class B Notes", together with the Class A Notes, the "Notes").  The Indenture provides that the Notes will be entitled to receive payments in reduction of the Outstanding Note Balance, in the amounts, from the sources, and at the times more specifically as set forth in the Indenture.  The Notes are secured by the Trust Estate (as defined in the Indenture).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered.  All terms

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used in this Note which are not defined herein shall have the meanings assigned to them in the Indenture.

The obligation of the Issuer to repay the Notes is a limited, nonrecourse obligation secured only by the Trust Estate.  All payments of principal of and interest on the Class A Notes shall be made only from the Trust Estate, and each Holder hereof, by its acceptance of this Class A Note, agrees that it shall be entitled to payments solely from such Trust Estate pursuant to the terms of the Indenture.  The actual Outstanding Note Balance on this Class A Note may be less than the principal balance indicated on the face hereof.  The actual Outstanding Note Balance on this Class A Note at any time may be obtained from the Indenture Trustee.

With respect to payment of principal of and interest on the Class A Notes, the Indenture provides the following:

(a)Until fully paid, principal payments on the Class A Notes will be made on each Payment Date in an amount, at the time, and in the manner provided in the Indenture.  The Outstanding Note Balance of each Class A Note shall be payable no later than the Maturity Date thereof unless the Outstanding Note Balance of such Class A Note becomes due and payable at an earlier date pursuant to the Indenture, and in each case such payment shall be made in an amount and in the manner provided in the Indenture.

(b)The Class A Notes shall bear interest on the Outstanding Note Balance of the Class A Notes and accrued but unpaid interest thereon, at the applicable Cost of Funds plus the applicable Class A Usage Fees.  The Class A Interest Distribution Amount shall be payable on each Payment Date to the extent that the Collection Account then contains sufficient amounts to pay such Class A Interest Distribution Amount pursuant to Section 5.05 of the Indenture.  The Class A Interest Distribution Amount will accrue on the basis of a 360-day year consisting of twelve 30-day months.

All payments of interest and principal on the Class A Notes on the applicable Payment Date shall be paid to the Person in whose name such Class A Note is registered at the close of business on the Record Date for such Payment Date in the manner provided in the Indenture.  All reductions in the Outstanding Note Balance of a Class A Note (or one or more Predecessor Notes) effected by full or partial payments of installments of principal shall be binding upon all past, then current, and future Holders of such Class A Note and of any Class A Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Class A Note.

The Maturity Date of the Notes is the Payment Date in January 2017 unless the Notes are earlier prepaid in whole or accelerated pursuant to the Indenture.  The Indenture Trustee shall pay to each Class A Noteholder of record on the preceding Record Date either (i) by wire transfer, in immediately available funds to the account of such Class A Noteholder at a bank or other entity having appropriate facilities therefor, if such Class A Noteholder shall have provided to the Indenture Trustee appropriate written instructions at least five Business Days prior to the related Payment Date (which instructions may remain in effect for subsequent Payment Dates

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unless revoked by the Class A Noteholder), or (ii) if not, by check mailed to such Class A Noteholder at the address of such Class A Noteholder appearing in the Note Register, the amounts to be paid to such Class A Noteholder pursuant to such Class A Noteholder's Notes.

The Class A Notes shall be subject to voluntary prepayment at the option of the Issuer in the manner and subject to the provisions of the Indenture.  Whenever by the terms of the Indenture, the Indenture Trustee is required to prepay the Class A Notes, and subject to and in accordance with the terms of Article 6 of the Indenture, the Indenture Trustee shall give notice of the prepayment in the manner prescribed by the Indenture.

Subject to certain restrictions contained in the Indenture, (i) the Class A Notes are issuable in the minimum denomination of $1,000,000 and integral multiples of $1,000 in excess thereof (provided, that one Class A Note may be issued in an additional amount equal to any remaining portion of the Initial Outstanding Note Balance) and (ii) the Class A Notes may be exchanged for a like aggregate principal amount of Class A Notes of authorized denominations of the same maturity.

The final payment on any Note shall be made only upon presentation and surrender of the Note at the Corporate Trust Office of the Indenture Trustee.

The Class A Noteholders shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture.

The Class A Notes may be exchanged, and their transfer may be registered, by the Noteholders in person or by their attorneys duly authorized in writing at the Corporate Trust Office of the Indenture Trustee only in the manner, subject to the limitations provided in the Indenture, and upon surrender and cancellation of the Class A Notes.  Upon exchange or registration of such transfer, a new registered Class A Note or Notes evidencing the same outstanding principal amount will be executed in exchange therefor.

All amounts collected as payments on the Trust Estate or otherwise shall be applied in the order of priority specified in the Indenture.

Each Person who has or who acquires any Ownership Interest in a Class A Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Sections 2.07 and 2.08 of the Indenture.  A Noteholder may not sell, offer for sale, assign, pledge, hypothecate or otherwise transfer or encumber all or any part of its interest in the Class A Notes except pursuant to an effective registration statement covering such transaction under the Securities Act of 1933, as amended, and effective qualification or registration under all applicable State securities laws and regulations or under an exemption from registration under said Securities Act and said State securities laws and regulations.

In addition, each Person who has or who acquires any Ownership Interest in a Class A Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Section 12.18 of the Indenture.  Prior to the date that is one year

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and one day after the payment in full of all amounts payable with respect to the Class A Notes, each Person who has or acquires an Ownership Interest in a Class A Note agrees that such Person will not institute against the Issuer, or join any other Person in instituting against the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under the laws of the United States or any State of the United States.  This covenant shall survive the termination of the Indenture.

Before the due presentment for registration of transfer of this Class A Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the person in whose name this Class A Note is registered (i) on any Record Date for purposes of making payments, and (ii) on any other date for any other purpose, as the owner hereof, whether or not this Class A Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits the amendment thereof for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture or of modifying in any manner the rights of the Noteholders under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Administrative Agent and compliance with certain other conditions.  Any such consent by the Administrative Agent, at the time of the giving thereof, of this Class A Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A Note and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A Note.

The Class A Notes and all obligations with respect thereto, including obligations under the Indenture, will be limited recourse obligations of the Issuer payable solely from the Trust Estate.  None of the Issuer, the Originator, the Manager, the Servicer, the Transition Service Provider, the Parent, the Custodian, the Paying Agent, the Note Registrar, the Indenture Trustee in its individual capacity or in its capacity as Indenture Trustee, nor any of their respective Affiliates, agents, partners, beneficiaries, officers, directors, stockholders, stockholders of partners, employees or successors or assigns, shall be personally liable for any amounts payable, or performance due, under the Notes or the Indenture.  Without limiting the foregoing, each Holder of any Class A Note by its acceptance thereof, and the Indenture Trustee, shall be deemed to have agreed (i) that it shall look only to the Trust Estate  to satisfy the Issuer's obligations under or with respect to a Class A Note or the Indenture, including but not limited to liabilities under Article 5 of the Indenture and liabilities arising (whether at common law or equity) from breaches by the Issuer of any obligations, covenants and agreements herein or, to the extent enforceable, for any violation by the Issuer of applicable State or federal law or regulation, provided that, the Issuer shall not be relieved of liability hereunder with respect to any misrepresentation in the Indenture or any Transaction Document, or fraud, of the Issuer, and (ii) to waive any rights it may have to obtain a deficiency or other monetary judgment against either the Issuer or any of its principals, directors, officers, beneficial owners, employees or agents (whether disclosed or undisclosed) or their respective assets (other than the Trust Estate).  The foregoing provisions of this paragraph shall not (i) prevent recourse to the Trust Estate or any Person (other than the Issuer) for the sums due or to become due under any security, instrument or agreement which is part of the Trust Estate, (ii) constitute a waiver, release or

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discharge of any indebtedness or obligation evidenced by the Class A Notes or secured by the Indenture, but the same shall continue until paid or discharged, or (iii) prevent the Indenture Trustee from exercising its rights with respect to the Grant, pursuant to the Indenture, of the Issuer's rights under the Transaction Documents.  It is further understood that the foregoing provisions of this paragraph shall not limit the right of any Person to name the Indenture Trustee in its capacity as Indenture Trustee under the Indenture or the Issuer as a party defendant in any action or suit or in the exercise of any remedy under the Notes or the Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced.  It is expressly understood that all such liability is hereby expressly waived and released to the extent provided herein as a condition of, and as a consideration for, the execution of the Indenture and the issuance of the Notes.

The remedies of the Holder of this Class A Note as provided herein, in the Indenture or in the other Transaction Documents, shall be cumulative and concurrent and may be pursued solely against the assets of the Trust Estate.  No failure on the part of the Noteholder in exercising any right or remedy hereunder shall operate as a waiver or release thereof, nor shall any single or partial exercise of any such right or remedy preclude any other further exercise thereof or the exercise of any other right or remedy hereunder.

The Class A Notes are issuable only in registered form in denominations as provided in the Indenture and subject to certain limitations therein set forth.  At the option of the Class A Noteholder, Class A Notes may be exchanged for Class A Notes of like terms, in any authorized denominations and of like aggregate principal amount, upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Indenture Trustee, subject to the terms and conditions of the Indenture.

Reference is hereby made to the Indenture, a copy of which is on file with the Indenture Trustee, for the provisions, among others, with respect to (i) the nature and extent of the rights, duties and obligations of the Indenture Trustee, the Issuer and the Class A Noteholders; (ii) the terms upon which the Class A Notes are executed and delivered; (iii) the collection and disposition of payments or proceeds in respect of the Conveyed Property; (iv) a description of the Trust Estate; (v) the modification or amendment of the Indenture; (vi) other matters; and (vii) the definition of capitalized terms used in this Class A Note that are not defined herein; to all of which the Class A Noteholders assent by the acceptance of the Class A Notes.

This Class A Note is issued pursuant to the Indenture and it and the Indenture shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws (including, without limitation, §5-1401 and §5-1402 of the General Obligations Law of the State of New York, but otherwise without giving effect to principles of conflicts of laws).

Reference is hereby made to the provisions of the Indenture and such provisions are hereby incorporated by reference as if fully set forth herein.

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Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Class A Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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In Witness Whereof, the Issuer has caused this instrument to be duly executed as of the date set forth below.

FTE Solar I, LLC, as Issuer

By
Name:
Title:

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Indenture Trustee's Certificate of Authentication

This is one of the Class A Notes referred to in the within-mentioned Indenture.

Dated:

U.S. Bank National Association, as Indenture Trustee

By
Name:
Title:

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[Form of Assignment]

For Value Received, the undersigned hereby sells, assigns and transfers unto

(Please insert Social Security or Taxpayer Identification number of Assignee)

_______________________________

_______________________________

______________________________________________________________________________
(Please Print or Typewrite Name and Address of Assignee)

______________________________________________________________________________
the within Note, and all rights thereunder, and hereby does irrevocably constitute and appoint

______________________________________________________________________________
Attorney to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.

Date:___________________

Signature Guaranteed:

____________________________________

Notice:  The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.  The signature should be guaranteed by a guarantor institution participating in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Indenture Trustee.

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Exhibit A-2

Form of Class B Note

Note Number:  [__]

THIS VARIABLE FUNDING NOTE (this "Note") WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.  EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY SECTION 4(A)(2) THEREUNDER.

THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE ISSUER THAT (1) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN MINIMUM DENOMINATIONS OF $1,000,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, AND ONLY (I) TO THE ISSUER OR ANY AFFILIATE (AS SUCH TERM IS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) THEREOF, (II) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (III) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (OTHER THAN PURSUANT TO RULE 144A); PROVIDED THAT, IF THE ISSUER OR THE INDENTURE TRUSTEE SO REQUESTS, THE TRANSFEROR SHALL DELIVER AN OPINION OF COUNSEL, CERTIFICATES AND OTHER INFORMATION REASONABLY ACCEPTABLE TO THE ISSUER AND THE INDENTURE TRUSTEE TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE REQUIREMENTS OF THE SECURITIES ACT; AND, IN EACH OF CASE (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, AND (2) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (1) ABOVE.

Sections 2.07 and 2.08 of the Indenture contain further restrictions on the transfer and resale of this Note.  Each Transferee of this Note, by acceptance hereof, is deemed to have accepted this Note subject to the foregoing restrictions on transferability.

Each Noteholder, by its acceptance of this Note, covenants and agrees that such Noteholder shall not, prior to the date that is one year and one day after the termination of the Indenture, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Issuer under any federal or State bankruptcy, insolvency, reorganization or similar law or appointing a receiver, liquidator, assignee, indenture trustee, custodian, sequestrator or other similar

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official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

The principal of this Note is payable in installments as set forth herein.  Accordingly, the outstanding principal amount of this Note at any time may be less than the amount shown on the face hereof.  Any person acquiring this security may ascertain its current principal amount by inquiry of the Indenture Trustee.

The right to payment of principal and interest of this Note is subject to the right to payment of principal and interest of the Class B Notes as more fully described in the Indenture referred to herein.

FTE Solar I, LLC
Solar Loan Backed Variable Funding Notes
Class B Note

NOTE

Registered Owner: Credit Suisse Securitized Products Master Fund, Ltd.

Principal Balance: Up to $40,000,000

Date: January 9, 2015

Maturity Date: January 20, 2017

This Certifies That FTE Solar I, LLC, a Delaware limited liability company (hereinafter called the "Issuer"), which term includes any successor entity under the Indenture, dated as of January 9, 2015 (the "Indenture"), between the Issuer and U.S. Bank National Association, as indenture trustee (together with any successor thereto, hereinafter called the "Indenture Trustee"), for value received, hereby promises to pay to the Registered Owner named above or registered assigns, subject to the provisions hereof and of the Indenture, (A) the Class B Interest Distribution Amount as defined in the Indenture, on each Payment Date beginning in February 2015 (or, if such day is not a Business Day, the next succeeding Business Day), and (B) principal on each Payment Date in the manner and subject to the Priority of Payments as set forth in the Indenture; provided, however, that the Notes are subject to prepayment as set forth in the Indenture.  This note (this "Class B Note") is one of a duly authorized series of Class B Notes of the Issuer designated as its FTE Solar I, LLC, Solar Loan Backed Variable Funding Notes, Class B (the "Class B Notes").  The Indenture authorizes the issuance of up to $40,000,000 in Outstanding Note Balance of Class B Notes and up to $160,000,000 in Outstanding Note Balance of FTE Solar I, LLC, Solar Loan Backed Variable Funding Notes, Class A (the "Class A Notes", together with the Class B Notes, the "Notes").  The Indenture provides that the Notes will be entitled to receive payments in reduction of the Outstanding Note Balance, in the amounts, from the sources, and at the times more specifically as set forth in the Indenture.  The Notes are secured by the Trust Estate (as defined in the Indenture).

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Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered.  All terms used in this Note which are not defined herein shall have the meanings assigned to them in the Indenture.

The obligation of the Issuer to repay the Notes is a limited, nonrecourse obligation secured only by the Trust Estate.  All payments of principal of and interest on the Class B Notes shall be made only from the Trust Estate, and each Holder hereof, by its acceptance of this Class B Note, agrees that it shall be entitled to payments solely from such Trust Estate pursuant to the terms of the Indenture.  The actual Outstanding Note Balance on this Class B Note may be less than the principal balance indicated on the face hereof.  The actual Outstanding Note Balance on this Class B Note at any time may be obtained from the Indenture Trustee.

With respect to payment of principal of and interest on the Class B Notes, the Indenture provides the following:

(a)Until fully paid, principal payments on the Class B Notes will be made on each Payment Date in an amount, at the time, and in the manner provided in the Indenture.  The Outstanding Note Balance of each Class B Note shall be payable no later than the Maturity Date thereof unless the Outstanding Note Balance of such Class B Note becomes due and payable at an earlier date pursuant to the Indenture, and in each case such payment shall be made in an amount and in the manner provided in the Indenture.

(b)The Class B Notes shall bear interest on the Outstanding Note Balance of the Class B Notes and accrued but unpaid interest thereon, at the applicable Cost of Funds plus the applicable Class B Usage Fees.  The Class B Interest Distribution Amount shall be payable on each Payment Date to the extent that the Collection Account then contains sufficient amounts to pay such Class B Interest Distribution Amount pursuant to Section 5.05 of the Indenture.  The Class B Interest Distribution Amount will accrue on the basis of a 360-day year consisting of twelve 30-day months.

All payments of interest and principal on the Class B Notes on the applicable Payment Date shall be paid to the Person in whose name such Class B Note is registered at the close of business on the Record Date for such Payment Date in the manner provided in the Indenture.  All reductions in the Outstanding Note Balance of a Class B Note (or one or more Predecessor Notes) effected by full or partial payments of installments of principal shall be binding upon all past, then current, and future Holders of such Class B Note and of any Class B Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Class B Note.

The Maturity Date of the Notes is the Payment Date in January 2017 unless the Notes are earlier prepaid in whole or accelerated pursuant to the Indenture.  The Indenture Trustee shall pay to each Class B Noteholder of record on the preceding Record Date either (i) by wire transfer, in immediately available funds to the account of such Class B Noteholder at a bank or

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other entity having appropriate facilities therefor, if such Class B Noteholder shall have provided to the Indenture Trustee appropriate written instructions at least five Business Days prior to the related Payment Date (which instructions may remain in effect for subsequent Payment Dates unless revoked by the Class B Noteholder), or (ii) if not, by check mailed to such Class B Noteholder at the address of such Class B Noteholder appearing in the Note Register, the amounts to be paid to such Class B Noteholder pursuant to such Class B Noteholder's Notes.

The Class B Notes shall be subject to voluntary prepayment at the option of the Issuer in the manner and subject to the provisions of the Indenture.  Whenever by the terms of the Indenture, the Indenture Trustee is required to prepay the Class B Notes, and subject to and in accordance with the terms of Article 6 of the Indenture, the Indenture Trustee shall give notice of the prepayment in the manner prescribed by the Indenture.

Subject to certain restrictions contained in the Indenture, (i) the Class B Notes are issuable in the minimum denomination of $1,000,000 and integral multiples of $1,000 in excess thereof (provided, that one Class B Note may be issued in an additional amount equal to any remaining portion of the Initial Outstanding Note Balance) and (ii) the Class B Notes may be exchanged for a like aggregate principal amount of Class B Notes of authorized denominations of the same maturity.

The final payment on any Note shall be made only upon presentation and surrender of the Note at the Corporate Trust Office of the Indenture Trustee.

The Class B Noteholders shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture.

The Class B Notes may be exchanged, and their transfer may be registered, by the Noteholders in person or by their attorneys duly authorized in writing at the Corporate Trust Office of the Indenture Trustee only in the manner, subject to the limitations provided in the Indenture, and upon surrender and cancellation of the Class B Notes.  Upon exchange or registration of such transfer, a new registered Class B Note or Notes evidencing the same outstanding principal amount will be executed in exchange therefor.

All amounts collected as payments on the Trust Estate or otherwise shall be applied in the order of priority specified in the Indenture.

Each Person who has or who acquires any Ownership Interest in a Class B Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Sections 2.07 and 2.08 of the Indenture.  A Noteholder may not sell, offer for sale, assign, pledge, hypothecate or otherwise transfer or encumber all or any part of its interest in the Class B Notes except pursuant to an effective registration statement covering such transaction under the Securities Act of 1933, as amended, and effective qualification or registration under all applicable State securities laws and regulations or under an exemption from registration under said Securities Act and said State securities laws and regulations.

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In addition, each Person who has or who acquires any Ownership Interest in a Class B Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Section 12.18 of the Indenture.  Prior to the date that is one year and one day after the payment in full of all amounts payable with respect to the Class B Notes, each Person who has or acquires an Ownership Interest in a Class B Note agrees that such Person will not institute against the Issuer, or join any other Person in instituting against the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under the laws of the United States or any State of the United States.  This covenant shall survive the termination of the Indenture.

Before the due presentment for registration of transfer of this Class B Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the person in whose name this Class B Note is registered (i) on any Record Date for purposes of making payments, and (ii) on any other date for any other purpose, as the owner hereof, whether or not this Class B Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits the amendment thereof for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture or of modifying in any manner the rights of the Noteholders under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Administrative Agent and compliance with certain other conditions.  Any such consent by the Administrative Agent, at the time of the giving thereof, of this Class B Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class B Note.

The Class B Notes and all obligations with respect thereto, including obligations under the Indenture, will be limited recourse obligations of the Issuer payable solely from the Trust Estate.  None of the Issuer, the Originator, the Manager, the Servicer, the Transition Service Provider, the Parent, the Custodian, the Paying Agent, the Note Registrar, the Indenture Trustee in its individual capacity or in its capacity as Indenture Trustee, nor any of their respective Affiliates, agents, partners, beneficiaries, officers, directors, stockholders, stockholders of partners, employees or successors or assigns, shall be personally liable for any amounts payable, or performance due, under the Notes or the Indenture.  Without limiting the foregoing, each Holder of any Class B Note by its acceptance thereof, and the Indenture Trustee, shall be deemed to have agreed (i) that it shall look only to the Trust Estate  to satisfy the Issuer's obligations under or with respect to a Class B Note or the Indenture, including but not limited to liabilities under Article 5 of the Indenture and liabilities arising (whether at common law or equity) from breaches by the Issuer of any obligations, covenants and agreements herein or, to the extent enforceable, for any violation by the Issuer of applicable State or federal law or regulation, provided that, the Issuer shall not be relieved of liability hereunder with respect to any misrepresentation in the Indenture or any Transaction Document, or fraud, of the Issuer, and (ii) to waive any rights it may have to obtain a deficiency or other monetary judgment against either the Issuer or any of its principals, directors, officers, beneficial owners, employees or agents (whether disclosed or undisclosed) or their respective assets (other than the Trust Estate).

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The foregoing provisions of this paragraph shall not (i) prevent recourse to the Trust Estate or any Person (other than the Issuer) for the sums due or to become due under any security, instrument or agreement which is part of the Trust Estate, (ii) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Class B Notes or secured by the Indenture, but the same shall continue until paid or discharged, or (iii) prevent the Indenture Trustee from exercising its rights with respect to the Grant, pursuant to the Indenture, of the Issuer's rights under the Transaction Documents.  It is further understood that the foregoing provisions of this paragraph shall not limit the right of any Person to name the Indenture Trustee in its capacity as Indenture Trustee under the Indenture or the Issuer as a party defendant in any action or suit or in the exercise of any remedy under the Notes or the Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced.  It is expressly understood that all such liability is hereby expressly waived and released to the extent provided herein as a condition of, and as a consideration for, the execution of the Indenture and the issuance of the Notes.

The remedies of the Holder of this Class B Note as provided herein, in the Indenture or in the other Transaction Documents, shall be cumulative and concurrent and may be pursued solely against the assets of the Trust Estate.  No failure on the part of the Noteholder in exercising any right or remedy hereunder shall operate as a waiver or release thereof, nor shall any single or partial exercise of any such right or remedy preclude any other further exercise thereof or the exercise of any other right or remedy hereunder.

The Class B Notes are issuable only in registered form in denominations as provided in the Indenture and subject to certain limitations therein set forth.  At the option of the Class B Noteholder, Class B Notes may be exchanged for Class B Notes of like terms, in any authorized denominations and of like aggregate principal amount, upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Indenture Trustee, subject to the terms and conditions of the Indenture.

Reference is hereby made to the Indenture, a copy of which is on file with the Indenture Trustee, for the provisions, among others, with respect to (i) the nature and extent of the rights, duties and obligations of the Indenture Trustee, the Issuer and the Class B Noteholders; (ii) the terms upon which the Class B Notes are executed and delivered; (iii) the collection and disposition of payments or proceeds in respect of the Conveyed Property; (iv) a description of the Trust Estate; (v) the modification or amendment of the Indenture; (vi) other matters; and (vii) the definition of capitalized terms used in this Class B Note that are not defined herein; to all of which the Class B Noteholders assent by the acceptance of the Class B Notes.

This Class B Note is issued pursuant to the Indenture and it and the Indenture shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws (including, without limitation, §5-1401 and §5-1402 of the General Obligations Law of the State of New York, but otherwise without giving effect to principles of conflicts of laws).

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Reference is hereby made to the provisions of the Indenture and such provisions are hereby incorporated by reference as if fully set forth herein.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Class B Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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In Witness Whereof, the Issuer has caused this instrument to be duly executed as of the date set forth below.

FTE Solar I, LLC, as Issuer

By
Name:
Title:

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Indenture Trustee's Certificate of Authentication

This is one of the Class B Notes referred to in the within-mentioned Indenture.

Dated:

U.S. Bank National Association, as Indenture Trustee

By
Name:
Title:

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[Form of Assignment]

For Value Received, the undersigned hereby sells, assigns and transfers unto

(Please insert Social Security or Taxpayer Identification number of Assignee)

_______________________________

_______________________________

______________________________________________________________________________
(Please Print or Typewrite Name and Address of Assignee)

______________________________________________________________________________
the within Note, and all rights thereunder, and hereby does irrevocably constitute and appoint

______________________________________________________________________________
Attorney to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.

Date:___________________

Signature Guaranteed:

____________________________________

Notice:  The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.  The signature should be guaranteed by a guarantor institution participating in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Indenture Trustee.

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Exhibit B

INVESTOR REPRESENTATION LETTER

FTE Solar I, LLC

Solar Loan Backed Variable Funding Notes

FTE Solar I -  LLC

c/o SolarCity Corporation

3055 Clearview Way

San Mateo, California 94402

U.S. Bank National Association

111 E. Fillmore Ave.

EP-MN-WS2N

St. Paul, Minnesota 55107

Attn: Global Structured Finance/FTE Solar I, LLC

Ladies and Gentlemen:

______________________ (the “Purchaser”) hereby represents and warrants to you in connection with its purchase of $_________ in principal amount of the above-captioned notes (the “Notes”) as follows:

1.  The Purchaser (i) is a qualified institutional buyer, and has delivered to you the certificate substantially in the form attached hereto as Annex I or Annex II, as applicable, and (ii) is aware that the sale to it is being made in reliance on an exemption from registration under Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), and (iii) is acquiring the Notes for its own account or for the account of a qualified institutional buyer.  The Purchaser is purchasing the Notes for investment purposes and not with a view to, or for, offer or sale in connection with a public distribution or in any other manner that would violate the Securities Act or applicable state securities laws.

2.  The Purchaser understands that the Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, that the Notes have not been and will not be registered under the Securities Act and that (A) if in the future it decides to offer, resell, pledge or otherwise transfer any of the Notes, such Notes may be offered, resold, pledged or otherwise transferred in minimum denominations of $1,000,000 and in integral multiples of $1,000 in excess thereof, and only (i) to Issuer or an “affiliate” (as such term is defined in Rule 144) of the Issuer, (ii) pursuant to an effective registration statement under the Securities Act, or (iii) pursuant to an exemption from the registration requirements of the Securities Act (other than pursuant to Rule 144A); provided that, if the Issuer or the Indenture Trustee so requests, the transferor shall deliver an opinion of counsel, certificates and other information reasonably acceptable to the Issuer and the Indenture Trustee to the effect that such transfer is in compliance with the requirements of the Securities Act; in each of cases (i) through (iii) in accordance with any applicable securities laws of any State of the United States and any other applicable jurisdiction, and that (B) the Purchaser will, and each subsequent holder is required to, notify any subsequent purchaser of such Notes from it of the resale restrictions referred to in (A) above.

3.  The Purchaser understands that the Notes will, unless otherwise agreed by the Issuer and the Holder thereof, bear a legend substantially to the following effect.

THIS VARIABLE FUNDING NOTE (THIS "NOTE") WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND NEITHER THIS NOTE MAY NOTE BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.  EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY Section 4(a)(2) THEREUNDER.

THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE ISSUER THAT (1) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN MINIMUM DENOMINATIONS OF $1,000,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, AND ONLY (I) TO THE ISSUER OR ANY AFFILIATE (AS SUCH TERM IS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) THEREOF, (II) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (OTHER THAN

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PURSUANT TO RULE 144A); PROVIDED THAT, IF THE ISSUER OR THE INDENTURE TRUSTEE SO REQUESTS, THE TRANSFEROR SHALL DELIVER AN OPINION OF COUNSEL, CERTIFICATES AND OTHER INFORMATION REASONABLY ACCEPTABLE TO THE ISSUER AND THE INDENTURE TRUSTEE TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE REQUIREMENTS OF THE SECURITIES ACT;  AND IN OF CASES (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, AND (2) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (1) ABOVE.

4.  If the Purchaser is purchasing any Notes as a fiduciary or agent for one or more investor accounts, it has sole investment discretion with respect to each such account and has full power to make acknowledgments, representations and agreements contained herein on behalf of such account(s).

5.  The Purchaser has received all information, if any, requested by the Purchaser, has had full opportunity to review such information and has received information necessary to verify such information.  The Purchaser represents that in making its investment decision to acquire the Notes, the Purchaser has not relied on representations, warranties, opinions, projections, financial or other information or analysis, if any, supplied to it by any person, including the addressees of this letter.

6.  The Purchaser (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Notes, and (ii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment.

7.  The Purchaser understands that the Issuer, the Administrative Agent and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements contained in this letter and agrees that if any of the acknowledgments, representations or agreements deemed to have been made by it are no longer accurate, it will promptly notify the Issuer and the Administrative Agent.  If it is acquiring any Notes as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgments, representations and agreements contained in this letter on behalf of such account.

8.  The Notes may not be sold or transferred to, and each Purchaser by its purchase of the Notes shall be deemed to have represented and covenanted that it is not acquiring the Notes for or on behalf of or with the assets of, and will not transfer the Notes to, any employee benefit plan as defined in Section 3 (3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA or any other “plan” as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), that is subject to Section 4975 of the Code or any entity whose underlying assets include plan assets by reason of an employee benefit plan’s or plan’s investment in such entity, or any plan that is subject to any substantially similar provision of federal, state or local law (“Similar Law”), except that such purchase for or on behalf of or with assets of a plan shall be permitted:

(i)to the extent such purchase is made by or on behalf of a bank collective investment fund maintained by the Purchaser in which no plan (together with any other plans maintained by the same employer or employee organization) has an interest in excess of 10% of the total assets in such collective investment fund, and the other applicable conditions of Prohibited Transaction Class Exemption 91‑38 issued by the Department of Labor are satisfied as of the date of acquisition of the Notes and all such conditions will continue to be satisfied thereafter;

(ii)to the extent such purchase is made by or on behalf of an insurance company pooled separate account maintained by the Purchaser in which no plan (together with any other plans maintained by the same employer or employee organization) has an interest in excess of 10% of the total of all assets in such pooled separate account, and the other applicable conditions of Prohibited Transaction Class Exemption 90-1 issued by the Department of Labor are satisfied as of the date of acquisition of the Notes and all such conditions will continue to be satisfied thereafter;

(iii)to the extent such purchase is made on behalf of a plan by a “qualified professional asset manager”, as such term is described and used in Prohibited Transaction Class Exemption 84-14 issued by the Department of Labor, and the assets of such plan when combined with the assets of other plans established or maintained by the same employer (or affiliate thereof) or employee organization and managed by such qualified professional asset manager do not represent more than 20% of the total client assets managed by such qualified professional asset manager at the time of the transaction, and the other applicable conditions of such exemption are otherwise satisfied as of the date of acquisition of the Notes and all such conditions will continue to be satisfied thereafter;

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(iv)to the extent such plan is a governmental plan (as defined in Section 3(32) of ERISA) which is not subject to the provisions of Title I of ERISA or Sections 401 and 501 of the Code;

(v)to the extent such purchase is made by or on behalf of an insurance company general account in which the reserves and liabilities for the general account contracts held by or on behalf of any plan, together with any other plans maintained by the same employer (or its affiliates) or employee organization, do not exceed 10% of the total reserves and liabilities of the insurance company general account (exclusive of separate account liabilities), plus surplus as set forth in the National Association of Insurance Commissioners Annual Statement filed with the state of domicile of the insurer, in accordance with Prohibited Transaction Class Exemption 95-60, and the other applicable conditions of such exemption are otherwise satisfied as of the date of acquisition of the Notes and all such conditions will continue to be satisfied thereafter;

(vi)to the extent such purchase is made by an in-house asset manager within the meaning of Part IV(a) of Prohibited Transaction Class Exemption 96-23 and such manager has made or properly authorized the decision for such plan to purchase Notes, under circumstances such that Prohibited Transaction Class Exemption 96‑23 is applicable to the purchase, holding and disposition of such Notes and all of the other applicable conditions of such exemption are otherwise satisfied as of the date of acquisition of such Notes and all such conditions will continue to be satisfied thereafter; or

(vii)to the extent such purchase will not otherwise give rise to a transaction described in Section 406 of ERISA or Section 4975(c)(1) of the Code for which a statutory, regulatory or administrative exemption is unavailable or be a violation of Similar Law.

The Purchaser, if described in the preceding clauses, further represents and agrees that it is not sponsored (within the meaning of Section 3(16)(B) of ERISA) by the Issuer, Originator, the Manager, the Indenture Trustee or the Administrative Agent, or by any affiliate of any such person.

9.  The Purchaser acknowledges that, under the Indenture, dated as of January 9, 2015, by and between the Issuer and U.S. Bank, as Indenture trustee (as amended, restated, modified and/or supplemented, the “Indenture”), Notes  may be purchased and transferred only in authorized denominations -- i.e., a minimum denomination of $1,000,000 and integral multiplies of $1,000 in excess thereof.  The Purchaser covenants that the Purchaser will neither (i) transfer Notes (or beneficial interests therein) in less than the authorized denominations nor (ii) transfer Notes (or beneficial interests therein) where the result would be to reduce the Purchaser's remaining holdings of Notes (or beneficial interests therein) below the authorized denominations.

10.  By execution hereof, the Purchaser agrees to be bound, as Noteholder, by all of the terms, covenants and conditions of the Third Amended and Restated Indenture and the Notes.

11.  The Purchaser of a Note or an interest therein, by acceptance of such Note or such interest in such Note: (i) agrees to provide the Indenture Trustee with the Noteholder Tax Identification Information and, to the extent FATCA Withholding Tax is applicable, the Noteholder FATCA Information, and (ii) understands that the Indenture Trustee has the right to withhold any amount of interest payable with respect to the Note (properly withholdable under law and without any corresponding gross-up) from any beneficial owner of an interest in a Note that fails to comply with the foregoing requirements (defined terms used in this Section 11 and not defined herein have the meanings assigned such term in the Third Amended and Restated Indenture).

The representations and warranties contained herein shall be binding upon the heirs, executors, administrators and other successors of the undersigned.  If there is more than one signatory hereto, the obligations, representations, warranties and agreements of the undersigned are made jointly and severally.

Executed at _________________________, _________________________, this ___ day of _____________________, 20__.

_________________________________

Purchaser's Signature

_________________________________

Purchaser’s Name and Title (Print)

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_________________________________

Address of Purchaser

_________________________________

Purchaser’s Taxpayer Identification or

Social Security Number

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ANNEX 1 TO EXHIBIT B

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees Other Than Registered Investment Companies]

The undersigned hereby certifies as follows to [name of Transferor] (the “Transferor”), FTE Solar I, LLC and U.S. Bank National Association, as Note Registrar, with respect to the Note being transferred (the “Transferred Note”) as described in the Investor Representation Letter to which this certification relates and to which this certification is an Annex:

1.As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Note (the “Purchaser”).

2.The Purchaser is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (“Rule 144A”) because (i) the Purchaser owned and/or invested on a discretionary basis $                      in securities (other than the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year (such amount being calculated in accordance with Rule 144A) [Purchaser must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Purchaser is a dealer, and, in that case, Purchaser must own and/or invest on, a discretionary basis at least $10,000,000 in securities.] and (ii) the Purchaser satisfies the criteria in the category marked below.

☐

Corporation, etc.  The Purchaser is a corporation (other than a bank, savings and loan association or similar institution), business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

☐

Bank.  The Purchaser (a) is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Certificate in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.

☐

Savings and Loan.  The Purchaser (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Certificate in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.

☐	Broker-dealer. The Purchaser is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.
☐

Insurance Company.  The Purchaser is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.

☐

State or Local Plan.  The Purchaser is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

☐	ERISA Plan. The Purchaser is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.
☐	Investment Advisor. The Purchaser is an investment advisor registered under the Investment Advisers Act of 1940.
☐

Other.  (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A pursuant to which it qualifies.  Note that registered

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investment companies should complete Annex 2 rather than this Annex 1.)

3.The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Purchaser, (ii) securities that are part of an unsold allotment to or subscription by the Purchaser, if the Purchaser is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.  For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Purchaser, the Purchaser did not include any of the securities referred to in this paragraph.

4.For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Purchaser, the Purchaser used the cost of such securities to the Purchaser, unless the Purchaser reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market.  Further, in determining such aggregate amount, the Purchaser may have included securities owned by subsidiaries of the Purchaser, but only if such subsidiaries are consolidated with the Purchaser in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Purchaser's direction.  However, such securities were not included if the Purchaser is a majority-owned, consolidated subsidiary of another enterprise and the Purchaser is not itself a reporting company under the Securities Exchange Act of 1934.

5.The Purchaser acknowledges that it is familiar with Rule 144 and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein.

Will the Purchaser be purchasing the Transferred Note only for the Purchaser's own account?	☐ Yes	☐ No

6.If the answer to the foregoing question is “no”, then in each case where the Purchaser is purchasing for an account other than its own, such account belongs to a third party that is itself a “qualified institutional buyer” within the meaning of Rule 144A, and the “qualified institutional buyer” status of such third party has been established by the Purchaser through one or more of the appropriate methods contemplated by Rule 144A.

7.The Purchaser will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice is given, the Purchaser's purchase of the Transferred Note will constitute a reaffirmation of this certification as of the date of such purchase.  In addition, if the Purchaser is a bank or savings and loan as provided above, the Purchaser agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

Print Name of Purchaser

By:___________________________

Name:_________________________

Title:________________________

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ANNEX 2 TO EXHIBIT B

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Purchasers That Are Registered Investment Companies]

The undersigned hereby certifies as follows to [name of Transferor] (the “Transferor”), FTE Solar I, LLC and U.S. Bank National Association, as Note Registrar, with respect to the Note being transferred (the “Transferred Note”) as described in the Investor Representation Letter to which this certification relates and to which this certification is an Annex:

1.As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Note (the “Purchaser”) or, if the Purchaser is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (“Rule 144A”) because the Purchaser is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the “Adviser”).

2.The Purchaser is a “qualified institutional buyer” as defined in Rule 144A because (i) the Purchaser is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Purchaser alone owned and/or invested on a discretionary basis, or the Purchaser's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year.  For purposes of determining the amount of securities owned by the Purchaser or the Purchaser's Family of Investment Companies, the cost of such securities was used, unless the Purchaser or any member of the Purchaser's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

☐

The Purchaser owned and/or invested on a discretionary basis $              in securities (other than the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

☐

The Purchaser is part of a Family of Investment Companies which owned in the aggregate $              in securities (other than the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3.The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4.The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Purchaser or are part of the Purchaser's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.  For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Purchaser, or owned by the Purchaser's Family of Investment Companies, the securities referred to in this paragraph were excluded.

5.The Purchaser is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein.

Will the Purchaser be purchasing the Transferred Note only for the Purchaser's own account?	☐ Yes	☐ No

6.If the answer to the foregoing question is “no”, then in each case where the Purchaser is purchasing for an account other than its own, such account belongs to a third party that is itself a “qualified institutional buyer” within the meaning of Rule 144A, and the “qualified institutional buyer” status of such third party has been established by the Purchaser through one or more of the appropriate methods contemplated by Rule 144A.

7.The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice, the Purchaser's purchase of the Transferred Note will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

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Print Name of Purchaser or Adviser

By:

Name:

Title:

IF AN ADVISER:

Print Name of Purchaser

Date:

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Exhibit C

FTE Solar I, LLC
Notice of Voluntary Prepayment

[DATE]

U.S. Bank National Association 60 Livingston Avenue EP-MN-WS3D St. Paul, Minnesota 55107 Attn: Global Structured Finance/FTE Solar I, LLC

SolarCity Corporation 3055 Clearview Way San Mateo, California 94402 Attention: General Counsel

Ladies and Gentlemen:

Pursuant to Section 6.01 of the Indenture dated as of January 9, 2015 (the "Indenture"), between FTE Solar I, LLC (the "Issuer") and U.S. Bank National Association (the "Indenture Trustee"), the Indenture Trustee is hereby directed to prepay in [whole][part] the Issuer's Solar Loan Backed Variable Funding Notes, Class A and the Issuer's Solar Loan Backed Variable Funding Notes, Class B on [_______ __, 20__] (the "Voluntary Prepayment Date").

On or prior to the Voluntary Prepayment Date, the Issuer shall deposit into the Collection Account (i) the outstanding principal of the Notes to be prepaid, (ii) all accrued and unpaid interest thereon, and (iii) all amounts owed to the Indenture Trustee, the Manager, the Servicer, the Transition Service Provider and the Custodian (the "Prepayment Amount").

On the Voluntary Prepayment Date, provided that the Indenture Trustee has received the Prepayment Amount, in the case of any Voluntary Prepayment in whole, no later than 1:00 p.m. Eastern time on such Voluntary Prepayment Date, or in the case of any Voluntary Prepayment in part, no later than 1:00 p.m. Eastern time on the Business Day prior to such specified Voluntary Prepayment Date, the Indenture Trustee is directed to (x) withdraw the Prepayment Amount from the Collection Account and disburse such amounts in accordance with the Priority of Payments and (y) to the extent the Outstanding Note Balance is prepaid, release any remaining assets in the Trust Estate to, or at the direction of, the Issuer.

You are hereby instructed to provide all notices of prepayment required by Section 6.02 of the Indenture.  All terms used but not defined herein have the meanings assigned to such terms in the Indenture.

[signature page follows]

C-1

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

In Witness Whereof, the undersigned has executed this Notice of Voluntary Prepayment on the ___ day of _________, _____.

FTE Solar I, LLC, as Issuer

By

Name:

Title:

C-2

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Exhibit D

Form Of Supplemental Grant

SUPPLEMENTAL GRANT NO. __ OF ADDITIONAL SOLAR LOANS dated as of _____________, by and among FTE Solar I, LLC, a Delaware limited liability company (the “Issuer”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as indenture trustee (the “Indenture Trustee”).

WITNESSETH:

WHEREAS, the Issuer and the Indenture Trustee are parties to the Indenture, dated as of January 9, 2015 (as amended or otherwise modified from time to time, the “Indenture”);

WHEREAS, the Issuer wishes to pledge to the Indenture Trustee, for the benefit of the Noteholders and the Hedge Counterparty, all of the Issuer’s rights, title and interest, in the Conveyed Property arising in connection with the Additional Solar Loans and part of the Trust Estate;

NOW, THEREFORE, the Issuer and the Indenture Trustee agree as follows:

1.Defined Terms.  All capitalized terms used herein shall have the meanings ascribed to them in the Indenture unless otherwise defined herein.

“Cut-Off Date” shall mean, with respect to the Additional Solar Loans, ________.

“Funding Date” shall mean, with respect to the Additional Solar Loans, ________.

2.Schedule of Solar Loans.  The Issuer hereby delivers to the Indenture Trustee Schedule I which contains a true and complete list of the Additional Solar Loans pledged to the Indenture Trustee under this Supplemental Grant.  The list of Additional Solar Loans contained in the accompanying certificate is hereby incorporated into and made a part of this Supplemental Grant and shall become a part of and supplement the Schedule of Solar Loans.

3.Grant of Additional Solar Loans.

The Issuer hereby pledges to the Indenture Trustee, for the benefit of the Noteholders and the Hedge Counterparty, all of the Issuer’s right, title and interest in and to the following whether now owned or hereafter acquired and any and all benefits accruing to the Issuer from, (i) all Additional Solar Loans and all other Conveyed Property acquired by the Issuer under the Sale and Contribution Agreement, (ii) all of its rights and remedies relating to such Additional Solar Loans and other Conveyed Property under the Sale and Contribution Agreement and the Custodial Agreement, and (iii) proceeds of the foregoing (including, without limitation, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute

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all or part or are included in the proceeds of any of the foregoing) expressly excluding any Marketable RECs (collectively, the “Additional Trust Estate”).

In connection with the foregoing pledge and if necessary, the Issuer agrees to authorize, record and file one or more financing statements (and continuation statements or other amendments with respect to such financing statements when applicable) with respect to the Additional Trust Estate meeting the requirements of applicable law in such manner and in such jurisdictions as are necessary to perfect the pledge of the Additional Trust Estate to the Indenture Trustee, and to deliver a file-stamped copy of such financing statements and continuation statements (or other amendments) or other evidence of such filing to the Indenture Trustee.

In connection with the foregoing pledge, the Issuer further agrees, on or prior to the date of this Supplemental Grant, to cause the portions of its computer files relating to the Additional Solar Loans pledged on such date to the Indenture Trustee to be clearly and unambiguously marked to indicate that each such Additional Solar Loan and all other Conveyed Property have been pledged on such date to the Indenture Trustee pursuant to the Indenture and this Supplemental Grant.

4.Acknowledgement by the Indenture Trustee.  The Indenture Trustee acknowledges the pledge of the Additional Trust Estate, and the Indenture Trustee accepts the Additional Trust Estate in trust hereunder in accordance with the provisions hereof the Indenture.

The Indenture Trustee hereby acknowledges that, prior to or simultaneously with the execution and delivery of this Supplemental Grant, the Issuer delivered to the Indenture Trustee Schedule I listing the Additional Solar Loans as described in Section 2 of this Supplemental Grant and such list of Additional Solar Loans is attached hereto as Schedule I.

5.Representations and Warranties of the Issuer.  The Issuer hereby represents and warrants to the Indenture Trustee on the Funding Date that each representation and warranty to be made by it on such Funding Date pursuant to the Indenture is true and correct, and that each such representation and warranty is hereby incorporated herein by reference as though fully set out in this Supplemental Grant.

6.Ratification of the Indenture.  The Indenture is hereby ratified, and all references to the Indenture shall be deemed from and after the Funding Date to be references to the Indenture as supplemented and amended by this Supplemental Grant.  Except as expressly amended hereby, all the representations, warranties, terms, covenants and conditions of the Indenture shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or consent to non-compliance with any term or provision of the Indenture.

7.Counterparts.  This Supplemental Grant may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of this Supplemental Grant by facsimile or other electronic transmission (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof and deemed an original.

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8.GOVERNING LAW.  THIS SUPPLEMENTAL GRANT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Supplemental Grant to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

FTE Solar I, LLC, as Issuer

By

Name: Lyndon Rive

Title:  President

U.S. Bank National Association, as Indenture Trustee

By

Name:

Title:

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Exhibit E

Funding Date Certificate

FTE Solar I, LLC

[_________], 20[_]

In connection with that certain Indenture, dated as of January 9, 2015 (the “Indenture”), by and between FTE Solar I, LLC, a Delaware limited liability company, as issuer (the “Issuer”) and U.S. Bank National Association, as indenture trustee, the Issuer hereby certifies that, as of the Funding Date on [_________], 20[_], all of the conditions set forth in Section 8.02(b) of the Indenture shall have been satisfied.  Capitalized terms used but not defined herein shall have the meanings specified in the Indenture.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first written above.

FTE Solar I, LLC, as Issuer

By

Name:

Title:

E-1

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit F

Cure Certificate

FTE Solar I, LLC

[_________], 20[_]

In connection with that certain Indenture, dated as of January 9, 2015 (the “Indenture”), by and between FTE Solar I - LLC, a Delaware limited liability company, as issuer (the “Issuer”) and U.S. Bank National Association, as indenture trustee, the Issuer hereby certifies that:

1. As of the deemed Funding Date on [_________], 20[_], all of the conditions set forth in Section 8.02(c) of the Indenture shall have been satisfied.

2. The attached Schedule I sets forth the Total Borrowing Base, the Class A Borrowing Base, the Class B Borrowing Base (collectively, the “Borrowing Base Calculations”) and provides all data used, in Excel format, to calculate the foregoing as of the deemed Funding Date and the computations reflected in the Borrowing Base Calculations are true, correct and complete.

3. The attached Schedule II sets forth an updated Schedule of Solar Loans for all Borrowing Base Solar Loans owned by the Issuer, and such schedule is true, correct and complete.

4. All of the representations and warranties of the SolarCity Entities made in the Note Purchase Agreement and any other Transaction Document shall be true and correct as of this date (except to the extent any such representation and warranty expressly relates to an earlier date including representations and warranties made as to financial information which is presented as of a specific date and public filings which relate to their day of filing, each of which shall be true and correct as of such earlier date).

Capitalized terms used but not defined herein shall have the meanings specified in the Indenture.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first written above.

FTE Solar I, LLC, as Issuer

By

Name:

Title:

E-1

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.